UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
__________________________

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12

REPUBLIC AIRWAYS HOLDINGS INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)Title of each class of securities to which transaction applies:

(2)Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)Proposed maximum aggregate value of transaction:

(5)Total fee paid:

☐    Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount previously paid:
(2)    Form, Schedule or Registration Statement No.:
(3)    Filing Party:
(4)    Date Filed:

1

REPUBLIC AIRWAYS HOLDINGS INC.
8909 Purdue Road, Suite 300
Indianapolis, Indiana 46268
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders of Republic Airways Holdings Inc. (the "Company") to be held on Tuesday, August 13, 2013 at 10:00 a.m., local time, at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, 33rd floor, New York, NY 10103.
Detailed information concerning the proposals for your consideration this year is set forth in the Important Notice Regarding the Availability of Proxy Materials (the "Notice") you received in the mail and in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. We have elected to provide access to our Proxy Materials over the Internet under the Securities and Exchange Commission's “notice and access” rules. If you want more information, please see the “About the Meeting” section of this Proxy Statement.
The formal Notice of Meeting and the accompanying Proxy Statement set forth proposals for your consideration this year. You are being asked (a) to elect seven directors of the Company, (b) to conduct an advisory (non-binding) vote to approve named executive officer compensation, (c) to ratify the appointment of Deloitte & Touche LLP as independent registered public accountants for the Company for the year ending December 31, 2013 and (d) to approve the amendment and restatement of the Republic Airways Holdings Inc. 2007 Equity Incentive Plan. At the meeting, the Board of Directors will also report on the affairs of the Company and a discussion period will be provided for questions and comments of general interest to stockholders.
We look forward to greeting personally those of you who are able to be present at the meeting; however, whether or not you are able to be with us at the meeting, it is important that your shares be represented. Accordingly, you are requested to vote at your earliest convenience. Please either vote by telephone or Internet, or if you requested printed Proxy materials and wish to vote by mail, by promptly signing and returning your Proxy card in the return envelope. Please review the instructions on each of your voting options described in this Proxy Statement as well as in the Notice you received in the mail.
Thank you for your cooperation.

Very truly yours,
BRYAN K. BEDFORD Chairman of the Board of Directors, President and Chief Executive Officer

Indianapolis, Indiana
June 26, 2013

2

REPUBLIC AIRWAYS HOLDINGS INC.
8909 Purdue Road, Suite 300
Indianapolis, Indiana 46268
__________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
August 13, 2013
__________________________

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Republic Airways Holdings Inc. (the “Company”) will be held on Tuesday, August 13, 2013 at 10:00 a.m., local time, at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, 33rd floor, New York, NY 10103, for the following purposes:

(1)	To elect seven directors to serve for the ensuing year;

(2)	To conduct an advisory (non-binding) vote to approve named executive officer compensation;

(3)	To ratify the appointment of Deloitte & Touche LLP as independent registered public accountants for the Company for the year ending December 31, 2013;

(4)	To approve the amendment and restatement of the Republic Airways Holdings Inc. 2007 Equity Incentive Plan; and

(5)	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on May 31, 2013 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.
All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting in person, each stockholder is urged to vote by telephone or Internet or, if you requested printed proxy materials and wish to vote by mail, mark your votes, date and sign the form of proxy and return it promptly in the envelope provided. No postage is required if the proxy is mailed in the United States. Stockholders who attend the Annual Meeting may revoke their proxy and vote their shares in person.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on Tuesday, August 13, 2013:
The 2013 Proxy Statement, Form 10-K for fiscal year 2012 and Annual Report to Stockholders are available at www.rjet.com/Investor_Relations/SEC_Filings.aspx.

By Order of the Board of Directors

Timothy P. Dooley Secretary
Indianapolis, Indiana
June 26, 2013

3

REPUBLIC AIRWAYS HOLDINGS INC.

4

5

REPUBLIC AIRWAYS HOLDINGS INC.
8909 Purdue Road, Suite 300
Indianapolis, Indiana 46268
__________________________

PROXY STATEMENT
__________________________

This Proxy Statement contains information related to the Annual Meeting of Stockholders of the Company to be held on Tuesday, August 13, 2013 at 10:00 a.m., local time, and at any postponements or adjournments thereof (the "Annual Meeting"). The Notice of Internet Availability of Proxy Materials was first mailed to stockholders of the Company on or about June 26, 2013.
ABOUT THE MEETING

What is the purpose of the Annual Meeting?
At our Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this Proxy Statement, consisting of (a) the election of directors, (b) an advisory (non-binding) vote to approve named executive officer compensation, (c) the ratification of the appointment of Deloitte & Touche LLP as independent registered public accountants for the Company for the year ending December 31, 2013 and (d) the approval of the amendment and restatement of the Republic Airways Holdings Inc. 2007 Equity Incentive Plan. In addition, management will report on the performance of the Company during 2012 and respond to questions from stockholders. The Board of Directors (the "Board of Directors" or the "Board") is not currently aware of any other matters which will come before the meeting.
Proxies for use at the meeting are being solicited by the Board of Directors of the Company. Should it appear desirable to do so in order to ensure adequate representation of shares at the meeting, officers, agents and employees of the Company may communicate with stockholders, banks, brokerage houses and others by telephone, facsimile or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so.
Who is entitled to vote at the meeting?
Only stockholders of record at the close of business on May 31, 2013, the Record Date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting, or any postponements and adjournments thereof. If you were a stockholder on the Record Date, you will be entitled to vote all of the shares you held on that date at the Annual Meeting, or any postponements or adjournments thereof. If you are “street name” stockholders and wish to vote your shares in person at the Annual Meeting, you must obtain a legal proxy from your broker, bank or other nominee (who is the stockholder of record), giving you the right to vote the shares.
“Limitation On Voting By Foreign Owners” at the end of this Proxy Statement contains a description of restrictions on voting by stockholders who are not “U.S. Citizens,” as defined by applicable rules and regulations.

Why did I receive a notice in the mail regarding the Internet availability of Proxy Materials instead of a full set of Proxy Materials?
In accordance with “notice and access” rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we may furnish Proxy Materials, including this Proxy Statement and our Annual Report to Stockholders, by providing access to such documents on the Internet instead of mailing printed copies. Stockholders will not receive printed copies of the Proxy Materials unless they request them. Instead, the Notice, which was mailed to stockholders, will instruct you as to how you may access and review all of the Proxy Materials on the Internet. Please visit www.rjet.com/Investor_Relations/SEC_Filings.aspx.
The Notice also instructs you as to how you may submit your Proxy on the Internet. If you would like to receive a paper or e-mail copy of our Proxy Materials, you should follow the instructions for requesting such materials in the Notice.
What are the voting rights of the holders of common stock?
Each outstanding share of common stock will be entitled to one vote on each matter acted upon. On May 31, 2013, there were 49,170,472 shares of common stock outstanding.
What constitutes a quorum?
The presence at the meeting in person or by proxy of the holders of a majority of the outstanding shares of common stock as of the Record Date will constitute a quorum, permitting the conduct of business at the meeting. As of the Record Date, 49,170,472 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of holders representing at least 24,585,237 votes will be required to establish a quorum. Proxies received but marked as abstentions and broker non-votes will be counted for purposes of determining whether a quorum has been attained.
What is a broker non-vote?
If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon which are considered to be "non-routine". Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of votes necessary for approval. Under applicable New York Stock Exchange rules, Proposal No. 1, relating to the election of directors, Proposal No. 2, relating to an advisory vote to approve named executive officer compensation, and Proposal No. 4, relating to the approval of the amendment and restatement of the Republic Airways Holdings Inc. 2007 Equity Incentive Plan, are deemed to be non-routine matters with respect to which brokers and nominees may not exercise their voting discretion without receiving instructions from the beneficial owner of the shares, while Proposal No. 3 relating to the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for 2013 is a matter on which brokers holding stock for the accounts of their clients who have not been given specific voting instructions are allowed to vote client shares.
How do I vote?
For specific instructions on how to vote your shares, please refer to the instructions on the Notice Regarding the Availability of Proxy Materials you received in the mail.
If you complete and properly sign the proxy card and return it in the return envelope, it will be voted as you direct, or you may vote by telephone or on the Internet following the instructions on the proxy card. If you are a registered stockholder (that is, you hold your stock in certificate form) and attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.
Can I vote by telephone or electronically?
If you are a registered stockholder, you may vote by telephone or electronically through the Internet, by following the instructions set forth in the Notice Regarding the Availability of Proxy Materials. For security reasons, our electronic voting system has been designed to authenticate your identity as a stockholder.
If your shares are held in “street name,” please contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. A large number of banks and brokerage firms are participating in the online program of ADP

Investor Communications Services. This program provides eligible stockholders the opportunity to vote via the Internet or by telephone. Voting forms will provide instructions for stockholders whose bank or brokerage firm is participating in ADP's program. If you vote by telephone or electronically through the Internet, please do not mail your proxy. Stockholders not wishing to vote electronically through the Internet or whose form does not reference Internet or telephone voting information should request and return the proxy card.
Signing and returning the proxy card or submitting the proxy via the Internet or by telephone does not affect the right to vote in person at the meeting.
Can I receive more than one set of annual meeting materials?
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company's proxy statement, annual report to stockholders or notice of availability of proxy materials may have been sent to multiple stockholders in each household. The Company will promptly deliver a separate copy of any of these documents to any stockholder upon written or oral request to the Investor Relations Department of the Company, Republic Airways Holdings Inc., 8909 Purdue Road, Suite 300, Indianapolis, Indiana 46268, telephone (317) 484-6000. Any stockholder who wants to receive separate copies of the proxy statement, annual report to stockholders or notice of availability of proxy materials in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder's bank, broker, or other nominee, or the stockholder may contact the Company at the above address and phone number.
Can I change my vote after I return my proxy card?
Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting and vote in person, although attendance at the meeting alone will not by itself revoke a previously granted proxy. If your stock is held in “street name,” you must contact your broker or nominee for instructions as to how to change your vote.
How are nominees for election to our Board of Directors selected?
The Nominating and Governance Committee of the Board of Directors recommends individuals as nominees for election to our Board of Directors at the annual meeting of stockholders and to fill any vacancy or newly created directorship on the Board of Directors. The Board of Directors does not have specific minimum qualifications that must be met by a candidate in order to be considered for nomination to our Board of Directors. In identifying and evaluating director nominees, the Board of Directors considers each candidate's experience, integrity, background and skills, as well as other qualities that the candidate may possess and factors that the candidate may be able to bring to the Board of Directors.
The Board of Directors will consider stockholder nominations as nominees for election to our Board of Directors. In evaluating such nominations, the Board of Directors will use the same selection criteria the Board of Directors uses to evaluate other potential nominees. You may suggest a nominee by sending the following information to our Board of Directors: (i) your name, mailing address and telephone number, (ii) the suggested nominee's name, mailing address and telephone number, (iii) a statement whether the suggested nominee knows that his or her name is being suggested by you, (iv) the suggested nominee's resume or other description of his or her background and experience, and (v) your reasons for suggesting that the individual be considered. The information should be sent to the Board of Directors addressed as follows: Board of Directors Nominations, Republic Airways Holdings Inc., 8909 Purdue Road, Suite 300, Indianapolis, Indiana 46268.
Stockholders who do not wish to follow the foregoing procedure but who wish instead to nominate directly one or more persons for election to the Board of Directors must comply with the procedures established by our by-laws. To be timely, the Company must have received such nomination for the 2014 Annual Meeting at its principal office at 8909 Purdue Road, Suite 300, Indianapolis, Indiana 46268 no earlier than April 17, 2014 and no later than May 17, 2014.
All seven of the director nominees identified in this Proxy Statement currently serve as directors of the Company and all have been nominated by our Nominating and Governance Committee and our full Board of Directors, including all of our independent directors, for re-election. The Company has not paid a fee to any third party for the identification or evaluation of any candidates for our Board of Directors.

What are the Board's recommendations?
Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board recommends a vote to approve Proposal No. 1, for election of the nominated slate of directors to serve for the ensuing year, to approve Proposal No. 2, concerning named executive officer compensation, to approve Proposal No. 3, ratifying the appointment of Deloitte & Touche LLP as independent registered public accountants for the Company for the year ending December 31, 2013, and to approve Proposal No. 4, to amend and restate the Republic Airways Holdings Inc. 2007 Equity Incentive Plan, as set forth in the notice of meeting on the cover page of this Proxy Statement. With respect to any other matter that properly comes before the meeting, the proxy holders will vote in accordance with their best judgment.
What vote is required to approve each item?

Election of Directors. The seven nominees receiving the highest number of affirmative votes of the votes cast at the meeting, either in person or by proxy, shall be elected as directors. A properly executed proxy card marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Advisory Vote to Approve Named Executive Officer Compensation. The advisory vote to approve named executive officer compensation requires the affirmative vote of the holders of a majority of the total voting power of the Company's common stock present in person or represented by proxy and entitled to vote at the annual meeting. For purposes of this vote, a vote to abstain (or a direction to your broker, bank or other nominee to abstain) will be counted as present in person or represented by proxy and entitled to vote at the annual meeting, and therefore, will have the effect of a negative vote. Shares represented by “broker non-votes” on this matter will not be counted as entitled to vote and will have no effect on the outcome of vote.

Ratification of Appointment of Independent Registered Public Accountants. The ratification of the appointment of Deloitte & Touche LLP as independent registered public accountants for the Company requires the affirmative vote of the holders of a majority of the total voting power of the Company's common stock present in person or represented by proxy and entitled to vote at the annual meeting. For purposes of this vote, a vote to abstain (or a direction to your broker, bank or other nominee to abstain) will be counted as present in person or represented by proxy and entitled to vote at the annual meeting, and therefore, will have the effect of a negative vote. The ratification of the appointment of the independent registered public accounting firm is a matter on which a broker or other nominee is generally empowered to vote. Accordingly, no broker non-votes are expected in connection with Proposal No. 3.

Approval of the amendment and restatement of the Republic Airways Holdings Inc. 2007 Equity Incentive Plan. The vote regarding the approval of the amendment and restatement of the Republic Airways Holdings Inc. 2007 Equity Incentive Plan requires the affirmative vote of the holders of a majority of the total voting power of the Company's common stock present in person or represented by proxy and entitled to vote at the annual meeting. For purposes of this vote, a vote to abstain (or a direction to your broker, bank or other nominee to abstain) will be counted as present in person or represented by proxy and entitled to vote at the annual meeting, and therefore, will have the effect of a negative vote. Shares represented by “broker non-votes” on this matter will not be counted as entitled to vote and will have no effect on the outcome of vote.

Other Items. For each other item that may properly come before the meeting, the affirmative vote of the holders of a majority of the total voting power of the Company's common stock present in person or represented by proxy and entitled to vote on the item will be required for approval. A vote to abstain with respect to any such matter will be counted as present in person or represented by proxy and entitled to vote at the annual meeting, and therefore, will have the effect of a negative vote. Shares represented by “broker non-votes” on this matter will not be counted as entitled to vote and will have no effect on the outcome of vote.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN STOCKHOLDERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information regarding the beneficial ownership of our common stock as of May 31, 2013 of each person who is known by us to be the beneficial owner of more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Except as otherwise indicated, the persons or entities listed below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, except to the extent such power may be shared with a spouse.

Name and Address	Shares Beneficially Owned	Percentage Beneficially Owned (1)
Corsair Capital Management LLC(2)	4,313,774	8.8%
Dimensional Fund Advisors LP(3)	3,841,720	7.8%
BlackRock, Inc.(4)	2,638,661	5.4%
___________

(1)
For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock when such person or persons have the right to acquire them within 60 days after May 31, 2013. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any shares which such person or persons have the right to acquire within 60 days after May 31, 2013 is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)
The names of the persons who filed Amendment No. 2 to Schedule 13G on February 14, 2013 (collectively, the “Reporting Persons”) are: Corsair Capital Partners, L.P. (“Corsair Capital”), Corsair Capital Partners 100, L.P. (“Corsair 100”), Corsair Select, L.P. (“Corsair Select”), Corsair Select 100, L.P. (“Select 100”), Corsair Capital Investors, Ltd. (“Corsair Investors”), Corsair Select Master Fund, Ltd. (“Select Master”), Corsair Capital Management, L.L.C. (“Corsair Management”), Jay R. Petschek and Steven Major.

The Schedule 13G as amended states that Corsair Management is the investment manager of Corsair Capital, Corsair 100, Corsair Select, Select 100, Corsair Investors and Select Master. Messrs. Petschek and Major are the controlling persons of Corsair Management. Collectively, the Reporting Persons beneficially own 4,313,774 shares of Common Stock. Corsair Capital individually owns 2,129,755 shares of Common Stock. Corsair 100 individually owns 158,986 shares of Common Stock. Corsair Select individually owns 1,187,024 shares of Common Stock. Select 100 individually owns 71,913 shares of Common Stock. Corsair Investors individually owns 428,057 shares of Common Stock. Select Master individually owns 338,039 shares of Common Stock. Corsair Management, as the investment manager of each of Corsair Capital, Corsair 100, Corsair Select, Select 100, Corsair Investors and Select Master, is deemed to beneficially own the 4,313,774 shares of Common Stock beneficially owned by them. Mr. Petschek, as a controlling person of Corsair Management, is deemed to individually beneficially own 4,313,774 shares of Common Stock. Mr. Major, as a controlling person of Corsair Management, is deemed to individually beneficially own 4,313,774 shares of Common Stock. Corsair Capital, Corsair Management, Mr. Petschek and Mr. Major have shared power to vote or direct the vote of the 1,900,118 shares of Common Stock owned by Corsair Capital. Corsair 100, Corsair Management, Mr. Petschek and Mr. Major have the shared power to vote or direct the vote of the 140,039 shares of Common Stock owned by Corsair 100. Corsair Select, Corsair Management, Mr. Petschek and Mr. Major have the shared power to vote or direct the vote of the 2,129,755 shares of Common Stock owned by Corsair Select. Select 100, Corsair Management, Mr. Petschek and Mr. Major have the shared power to vote or direct the vote of the 71,913 shares of Common Stock owned by Select 100. Corsair Investors, Corsair Management, Mr. Petschek and Mr. Major have shared power to vote or direct the vote of the 428,057 shares of Common Stock owned by Corsair Investors. Select Master, Corsair Management, Mr. Petschek and Mr. Major have the shared power to vote or direct the vote of the 338,039 shares of Common Stock owned by Select Master. The principal business address is 350 Madison Avenue, 9th Floor, New York, New York 10017.

(3)
Dimensional Fund Advisors LP (“Dimensional”) filed Amendment No. 6 to Schedule 13G on February 11, 2013 indicating that, as of December 31, 2012, Dimensional has sole voting power over 3,785,763 shares and sole dispositive power over 3,841,720 shares. Dimensional is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (such investment companies, trust and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional may act as advisers or sub-advisers to certain Funds. In its role as investment advisor, sub-adviser and/or manager, neither Dimensional nor its subsidiaries possess voting and/or investment power over the shares held by the Funds and may be deemed to be the beneficial owner of the shares held by the Funds. However, all shares reported in the Schedule 13G are owned by the Funds. Dimensional disclaims beneficial ownership of such shares. The principal business address of Dimensional is Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(4)
BlackRock, Inc. (“Blackrock”) filed Amendment No. 2 to Schedule 13G on February 11, 2013 indicating that, as of December 31, 2012, BlackRock or certain of its subsidiaries may be deemed the beneficial owner of 2,638,661 shares. The principal business address of BlackRock is 40 East 52nd Street, New York, New York 10022.

Security Ownership of Management

The following table sets forth certain information regarding the beneficial ownership of our common stock as of May 31, 2013 of:

•	each executive officer named in the summary compensation table;

•	each of our directors; and

•	all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as otherwise indicated, the persons or entities listed below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, except to the extent such power may be shared with a spouse.

Name and Address(1)	Shares Beneficially Owned	Percentage Beneficially Owned (2)
Bryan K. Bedford(3)	1,728,133	3.5%
Wayne C. Heller(4)	692,701	1.4%
Lars Erik-Arnell(5)	219,001	*
Timothy P. Dooley(6)	249,000	*
Douglas J. Lambert(7)	29,580	*
Lawrence J. Cohen(8)	29,580	*
Mark L. Plaumann(9)	29,580	*
Neal S. Cohen(10)	17,080	*
Richard P. Schifter(11)	17,080	*
David N. Siegel(12)	15,000	*
All directors and executive officers as a group (10 persons)(13)	3,026,736	6.2%

*	Less than 1%.

(1)	Unless otherwise indicated, the address of all persons is c/o Republic Airways Holdings Inc., 8909 Purdue Road, Suite 300, Indianapolis, Indiana 46268.

(2)
For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock when such person or persons have the right to acquire them within 60 days after May 31, 2013. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any shares which such person or persons have the right to acquire within 60 days after May 31, 2013 is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Includes 1,302,792 shares subject to stock options, and 144,167 unvested restricted shares as to which Mr. Bedford has voting power but not investment power.

(4)	Includes 542,789 shares subject to stock options, and 81,666 unvested restricted shares as to which Mr. Heller has voting power but not investment power.

(5)	Includes 179,000 shares subject to stock options, and 70,000 unvested restricted shares as to which Mr. Arnell has voting power but not investment power.

(6)	Includes 149,000 shares subject to stock options, and 70,001 unvested restricted shares as to which Mr. Dooley has voting power but not investment power.

(7)	Consists of shares subject to stock options. The address of Mr. Lambert is c/o Alvarez & Marsal Inc., 101 East 52nd Street, 7th Floor, New York, New York 10022.

(8)	Consists of shares subject to stock options. The address of Mr. Lawrence Cohen is c/o Pembroke Companies, Inc., 70 East 55th Street, 7th Floor, New York, New York 10022.

(9)	Consists of shares subject to stock options. The address of Mr. Plaumann is 340 Pemberwick Road, 1st Floor, Greenwich, CT 06831.

(10)	Consists of shares subject to stock options. The address of Mr. Neal Cohen is 4970 Meadville Street, Greenwood, MN 55331.

(11)
Consists of shares subject to stock options. Mr. Schifter, who is one of our directors, is a partner of TPG, which is an affiliate of the TPG Funds. Mr. Schifter has no voting or investment power over and disclaims beneficial ownership of the Company shares that may be deemed to be beneficially owned by TPG. The address of Mr. Schifter is c/o TPG Global, LLC, 301 Commerce Street, Suite 3300, Fort Worth, TX 76102.

(12)	Consists of shares subject to stock options. The address of Mr. Siegel is 301 Main Street #38G, San Francisco, CA, 94105-5032.

(13)	Includes 2,311,482 shares subject to stock options, 184,420 vested restricted shares, and 365,834 unvested restricted shares.

Code of Ethics

We have adopted a Code of Ethics within the meaning of Item 406(b) of SEC Regulation S-K. This Code of Ethics applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer and principal accounting officer. This Code of Ethics is publicly available under the Investor Relations tab on our website at http://www.rjet.com. If we make substantive amendments to this Code of Ethics or grant any waiver, including any implicit waiver, we will disclose the nature of such amendment or waiver on our website or in a report on Form 8-K within four business days of such amendment or waiver.

Compensation Committee Interlocks and Insider Participation

During 2012, the Compensation Committee consisted of Neal S. Cohen, Lawrence J. Cohen and Douglas J. Lambert. They are independent directors, and none of them are present or past employees or officers of the Company or any of our subsidiaries. No member of the Compensation Committee has had any relationship with us requiring disclosure under Item 404 of Regulation S-K and none of the relationships described in Item 407(e)(4)(iii) of Regulation S-K existed during 2012.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Seven directors (constituting the entire Board of Directors) are to be elected at the Annual Meeting. Unless otherwise specified, a properly executed proxy will be voted in favor of the persons named below (all of whom are currently directors of the Company) to serve until the 2014 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified. Our current Board of Directors consists of seven members, five of whom are “independent” within the meaning of Rule 5605(a)(2) of The NASDAQ Stock Market. The five consist of Messrs. Lawrence J. Cohen, Lambert, Schifter, Neal S. Cohen and Plaumann. All of the nominees have been recommended by the Nominating and Governance Committee of the Board of Directors for election to our Board of Directors. If any of these nominees becomes unavailable for any reason, or if a vacancy should occur before the election, the shares represented by your proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee or to fill the vacancy on the Board. All of the nominees listed below have consented to be named as such and have indicated their intent to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board of Directors will occur.
Each of the Company's directors holds office until his or her successor is duly elected and qualified or until his or her resignation or removal, if earlier, as provided in our by-laws. No family relationship exists among any of the directors or executive officers.

Director Biographies

The table below includes the nominees, their respective ages, the year in which each first became a director of the Company, their principal occupations or employment during the past five years. The specific experience, qualifications, attributes or skills that led to the conclusion that each Director should serve as a Director of the Company, in light of the Company's business and structure, are as follows:

Director	Age	Year First Became Director	Principal Occupation During the Past Five Years
Bryan K. Bedford	51	1999
Bryan K. Bedford joined us in July 1999 as our President and Chief Executive Officer and a member of our board of directors and became chairman of the board in August 2001. From July 1995 through July 1999, Mr. Bedford was the president and chief executive officer and a director of Mesaba Holdings, Inc., a publicly-owned regional airline. He has over 25 years of experience in the regional airline industry, and was named regional airline executive of the year in 1998 by Commuter and Regional Airline News and again in 2005 by Regional Airline World magazine, and again in 2009 by Airline Business magazine. Mr. Bedford is a licensed pilot and a certified public accountant. He also served as the Chairman of the Regional Airline Association (RAA) in 1998 and again in 2006, and remains on the Board of Directors of the RAA. Mr. Bedford's career in the airline industry brings significant operational and financial leadership to the board.

Lawrence J. Cohen	57	2002
Lawrence J. Cohen has been a director since June 2002. He is the owner and chairman of Pembroke Companies, Inc., an investment and management firm that he founded in 1991. The firm makes investments in and provides strategic management services to real estate and specialty finance related companies. From 1989 to 1991, Mr. Cohen worked at Bear Stearns & Co. where he attained the position of managing director. From 1983 to 1989, Mr. Cohen served as first vice president in the Real Estate Group of Integrated Resources, Inc. From 1980 to 1983, Mr. Cohen was an associate at the law firm of Proskauer Rose Goetz & Mendelsohn. Mr. Cohen is a member of the bar in both New York and Florida. Mr. Cohen's brings significant business management and financial skills experience to the board.

Douglas J. Lambert	55	2001
Douglas J. Lambert has been a director since August 2001. He is presently a managing director and Co-CEO of the Financial Industry Advisory Services practice group of Alvarez and Marsal, LLC. Mr. Lambert was a senior vice president of Wexford Capital LLC. From 1983 to 1994, Mr. Lambert held various financial positions with Integrated Resources, Inc.'s Equipment Leasing Group, including treasurer and chief financial officer. He is a certified public accountant. Mr. Lambert brings significant financial experience to the board.

Mark L. Plaumann	57	2002
Mark L. Plaumann has been a director since June 2002. He is presently a managing-member of Greyhawke Capital Advisors LLC, which he co-founded in 1998. From 1995 to 1998, Mr. Plaumann was a senior vice president of Wexford Capital LLC. From 1990 to 1995, Mr. Plaumann was employed by Alvarez & Marsal, Inc. as a managing director. From 1985 to 1990, Mr. Plaumann worked for American Healthcare Management, Inc., where he attained the position of president. From 1974 to 1985, Mr. Plaumann worked in both the audit and consulting divisions of Ernst & Young, where he attained the position of senior manager. Mr. Plaumann is currently the chairman of the audit committee and a board member of the general partner of Rhino Resources Partners, LP and Diamondback Energy, Inc. He is a certified public accountant. Mr. Plaumann brings significant business management and financial expertise to the board.

Richard P. Schifter	60	2009
Richard P. Schifter has been a director since July 2009.  He has been a partner at TPG (formerly Texas Pacific Group) since 1994. Prior to joining TPG, Mr. Schifter was a partner at the law firm of Arnold & Porter in Washington, D.C., where he specialized in bankruptcy law and corporate restructuring and represented Air Partners in connection with the acquisition of Continental Airlines in 1993.  Mr. Schifter joined Arnold & Porter in 1979 and was a partner from 1986 through 1994.  Mr. Schifter also served on the boards of directors of Ryanair Holdings, PLC from 1996 through 2003, America West Holdings Inc. from 1994 to 2005, US Airways Group Inc. from 2005 to 2006 and Midwest Airlines, Inc. from 2007 to 2009. Mr. Schifter brings significant operational experience to the board. On June 10, 2013, Richard Schifter notified the Company of his intent to resign from his position on the Board of Directors of the Company effective upon consummation of the merger of US Airways Group Inc. and AMR Corp.

Neal S. Cohen	52	2009
Neal S. Cohen has been a director since October 2009.  He is executive vice president and chief financial officer for Alliant Techsystems Inc. Prior to that, Mr. Cohen was president and chief operating officer at Laureate Education Inc. Previously, Mr. Cohen was executive vice president for international strategy and chief executive officer for regional airlines at Northwest Airlines Inc.  In addition, Mr. Cohen had served as executive vice president and chief financial officer at Northwest Airlines Inc. Prior to his tenure with Northwest Airlines Inc., Mr. Cohen was executive vice president and chief financial officer for US Airways Inc. Mr. Cohen has served as chief financial officer for various service and financial organizations as well as Sylvan Learning Systems, Inc., the predecessor company of Laureate Education, Inc. Mr. Cohen brings significant business management, financial, and operational experience to the board.

David N. Siegel	51	2009
David N. Siegel has been a director since October 2009 and he became chief executive officer and president of Frontier Airlines, Inc., a wholly owned subsidiary of the Company, effective January 30, 2012. He was Executive Chairman of XOJET, a private aviation company in 2010, where he previously served as CEO, and continues to serve as a board member. Mr. Siegel has commercial aviation experience spanning more than two decades, including serving as the president and chief executive officer of US Airways and in senior executive roles at Northwest Airlines Inc. and Continental Airlines Inc. From June 2004 to September 2008, Mr. Siegel was chairman and chief executive officer of Gate Gourmet Group, Inc., the world's largest independent airline catering, hospitality and logistics company. Prior to Gate Gourmet Group, Mr. Siegel served as president, chief executive officer and member of the board of US Airways Group, Inc., and US Airways, Inc., the airline operating unit.  Prior to joining US Airways, Mr. Siegel was chairman and chief executive officer of Avis Rent A Car System, Inc., a subsidiary of Cendant Corp.  Mr. Siegel’s extensive experience in the airline industry includes seven years at Continental Airlines in various senior management roles, including president of its Continental Express subsidiary. Mr. Siegel brings significant operational expertise to the board.

Policy Regarding Director Attendance at Annual Meeting of Stockholders

The Company encourages members of its Board of Directors to attend annual stockholders' meetings. Mr. Bedford attended the 2012 Annual Meeting of Stockholders.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors is composed of a majority of directors who satisfy the criteria for independence within the meaning of Rule 5605(a)(2) of The NASDAQ Stock Market. In determining independence, the Board of Directors affirmatively determines, among other items, whether the directors have any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Applying these independence standards, the Board of Directors has determined that Messrs. Lawrence J. Cohen, Lambert, Schifter, Neal S. Cohen and Plaumann are all independent directors. Further, all of the members of the Company's Audit Committee, Nominating and Governance Committee and Compensation Committee are independent.

Committees of the Board of Directors

The Company has established a Compensation Committee, Audit Committee and Nominating and Governance Committee. Each member of the committees has been determined by the Board of Directors to be “independent” within the meaning of Rule 5605(a)(2) of The NASDAQ Stock Market. In addition, each member of the Audit Committee is “independent” within the meaning of applicable rules and regulations of the SEC regarding the independence of audit committee members.
Compensation Committee.  The Compensation Committee discharges the Board of Directors' responsibilities in respect of compensation of our executive officers who are subject to Section 16 of the Securities Exchange Act of 1934, including approving individual executive officer compensation; oversees our overall compensation and benefit philosophies; reviews and discusses with management the Compensation Discussion and Analysis for inclusion in our proxy statement or other applicable filings; based on such review and discussions, recommends to the Board of Directors whether the Compensation Discussion and Analysis should be included in our proxy statement or other filings; and produces the Compensation Committee Report required to be included in our proxy statement or other filings. The Compensation Committee consists of Mr. Neal S. Cohen, Chair, and Messrs. Lawrence J. Cohen and Douglas J. Lambert.
Audit Committee.  The Audit Committee reviews our internal accounting procedures and considers and reports to the Board of Directors with respect to other auditing and accounting matters, including the selection of our independent auditors, the scope of annual audits, fees to be paid to our independent auditors and the performance of our independent auditors. Our Audit Committee consists of Messrs. Lawrence Cohen, Plaumann and Lambert. Our Board of Directors has determined that Mark Plaumann, the chairman of the Audit Committee, is an “audit committee financial expert” within the meaning of applicable SEC rules.
Nominating Committee.  The Nominating and Governance Committee, or the Nominating Committee, is charged with assisting the Board of Directors in its selection of individuals as nominees for election to the Board at annual meetings of the Company's stockholders and filling any vacancies or newly created directorships on the Board of Directors. The Nominating Committee is currently composed of Messrs. Lambert, Chair, Plaumann and Schifter.
The Nominating Committee does not set specific minimum qualifications that nominees must meet in order to be recommended to the Board of Directors, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board of Directors.
The Nominating Committee considers director nominees recommended by stockholders and evaluates the qualifications of such nominees using the same selection criteria the committee uses to evaluate other potential nominees. Stockholders who wish to submit director nominees for consideration by the Nominating Committee for election at the 2014 Annual Meeting of Stockholders may do so by submitting the information to the Board of Directors as described in “About the Meeting - How are nominees for election to our Board of Directors Selected."
The charters of the Audit Committee, Compensation Committee and Nominating Committee are available on the Company's website at http://www.rjet.com/Investor_Relations.aspx.

Executive Committee.  Our Board of Directors has a standing Executive Committee which consists of Mr. Bedford, Mr. Schifter and Mr. Neal Cohen. The Executive Committee has the authority to approve the execution and delivery of documentation and the performance thereof (including, but not limited to, guarantees) related to the purchase, sale, assignment, lease or other financing of aircraft, aircraft engines, or related parts whose value does not exceed $100,000,000 for any given transaction.
2012 Board of Directors and Committee Meetings

The Board of Directors held a total of twelve meetings in 2012. The Compensation Committee held a total of two meetings in 2012. The Audit Committee held a total of four meetings in 2012. Acting by written consent, the Nominating Committee held one meeting in 2012. All of the directors attended at least 75% of the aggregate of the total meetings of the Board of Directors and any committees on which they served during 2012.
Board Leadership Structure and Board of Directors
Mr. Bryan K. Bedford serves as both the Company's Chairman of the Board of Directors and President and Chief Executive Officer. The Board of Directors has appointed Richard P. Schifter to serve as Lead Independent Director. The Lead Independent Director, among other things, chairs executive sessions of the Independent Directors, serves as a spokesperson for the Independent Directors and serves as a liaison between the Company's other Independent Directors and the Company's management, auditors and counsel between Board meetings. The Board believes this structure allows the Independent Directors to participate in the full range of the Board's responsibilities with respect to its oversight of the Company's management. The Board has determined that this leadership structure is appropriate given the size and complexity of the Company, the number of directors overseeing the Company and the Board of Directors' oversight responsibilities.
The Board's Role in Risk Oversight
Consistent with its responsibility for oversight of the Company, the Board of Directors, among other things, oversees risk management of the Company's business affairs directly and through the committee structure that it has established.
The Board of Directors' role in the Company's risk oversight process includes regular reports from senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, and strategic and reputational risks. The full Board of Directors (or the appropriate committee) receives these reports from management to identify and discuss such risks. The Board of Directors periodically reviews with management its strategies, techniques, policies and procedures designed to manage these risks. Under the overall supervision of the Board of Directors, management has implemented a variety of processes, procedures and controls to address these risks.
The Board of Directors requires management to report to the full Board of Directors on a variety of matters at regular meetings of the Board of Directors and on an as-needed basis, including the performance and operations of the Company and other matters relating to risk management. The Audit Committee also receives regular reports from the Company's independent registered public accounting firm on internal control and financial reporting matters. These reviews are conducted in conjunction with the Board of Directors' risk oversight function and enable the Board of Directors to review and assess any material risks facing the Company.

Non-Employee Director Compensation for Fiscal 2012

During 2012, we paid each of our non-employee directors an annual fee of $25,000 for his service as a director and an additional fee of $1,300 for every Board of Directors meeting he attended. Each non-employee director also received an additional fee of $2,500 for serving on the Compensation Committee and $2,500 for serving on the Executive Committee (as well as an additional fee of $2,500 for serving as the chairman of the Executive Committee, as applicable, and $2,500 for serving as the chairman of the Compensation Committee, as applicable). In addition, each non-employee director received an additional fee of $5,000 for serving on the Audit Committee (as well as an additional fee of $10,000 for serving as the chairman of the Audit Committee, as applicable, and an additional fee of $1,300 for every Audit Committee meeting he attended). The Lead Independent Director was entitled to receive an additional annual fee consisting of $25,000 in restricted stock.
During 2012, each non-employee director was granted an option to purchase 2,500 shares of common stock on the date of the annual meeting of stockholders at which he was re-elected as a non-employee director. A non-employee director is any member of our Board of Directors who is not employed by us, and is not a consultant to us or any of our subsidiaries. The exercise price per share covered by an option granted to the non-employee directors was equal to the fair market value of the common stock on the date of grant. Each annual option grant shall, subject to the director remaining in continuous service with the Company through each applicable vesting date, become vested with respect to 1/12 of the shares covered thereby on the first day of each month for the first 12 months after the date of the grant. Upon the cessation of a non-employee director's service, such individual will generally have 180 days to exercise all options that are exercisable on the termination date. If a director's service terminates by reason of his or her death or disability, his or her beneficiary will generally have 12 months to exercise any portion of a director option that is exercisable on the date of death. Except as otherwise provided herein, if not previously exercised, each option granted shall expire on the tenth anniversary of the date of grant. Upon a change in control, vesting of the options held by a non-employee director will accelerate and the options will become fully vested.
The following table sets forth the type and amount of awards that were granted to the non-employee directors during 2012 under the Company's 2007 Equity Incentive Plan (the “2007 Plan”).

Name	Stock Option Awards
Douglas J. Lambert	2,500
Lawrence J. Cohen	2,500
Mark L. Plaumann	2,500
Richard P. Schifter	2,500
Neal S. Cohen	2,500
All current non-employee directors, as a group (5 persons)	12,500

The following table relates to the compensation of our non-employee directors in 2012:

Name	Fees Earned or Paid in Cash ($) (1)	Option Awards ($) (2)(3)	Total ($)
Lawrence J. Cohen	$52,000	$2,874	$54,874
Douglas J. Lambert	$48,150	$2,874	$51,024
Mark L. Plaumann	$58,150	$2,874	$61,024
Neal S. Cohen	$41,075	$2,874	$43,949
Richard P. Schifter	$33,600	$2,874	$36,474
David N. Siegel(4)	$7,500	$—	$7,500

(1)    Represents (a) the annual retainer of $25,000, (b) compensation for serving on the committees, (c) compensation for serving as the chairman of the committees, as applicable, and (d) compensation for attendance at Board and committee meetings.

(2)    “Option Awards” represent the aggregate fair value of the award computed in accordance wiht ASC Topic 718, on the applicable grant date or, if earlier, the service inception date. The fair value of each option award was estimated on the date of grant using a Black-Scholes option pricing model that used the following assumptions: expected volatility of 58% to 63%, expected term of four to five years, a risk free interest rate of 1.2% to 2.9% and a dividend yield of zero. The actual value, if any, a director may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance that the value realized by an executive will be at or near the value estimated by the Black-Scholes model.

(3)    The aggregate number of options granted to non-employee directors for 2012 was 12,500, and the aggregate number of options awards outstanding at the fiscal year end was 125,000.

(4)     Mr. Siegel became chief executive officer and president of Frontier Airlines, Inc., a wholly owned subsidiary of the Company, effective January 30, 2012.

Non-Employee Director Compensation for Fiscal 2013

For 2013, we simplified our director compensation structure by eliminating board and committee meeting fees and adjusting our board and committee retainers so that the cash portion of our total fees remains relatively unchanged.  We increased the equity portion of our director compensation package to be more commensurate with levels at peer companies and to be consistent with board compensation best practices that recommend that fifty-percent or more of total director fees be provided through equity compensation.  The annual equity awards for 2013 will take the form of restricted shares that vest when directors leave board service, with a minimum vesting period of one year unless termination is for retirement after five or more years of service or in conjunction with a change of control.

Board Cash Retainer	$50,000
Audit Committee Chair Retainer	$15,000
Compensation Committee Chair Retainer	$10,000
Committee Member Retainer	$5,000
Annual Equity Award (1)	$50,000	(1)
(1) The annual equity award for 2013 is equal to $50,000 of restricted stock based on the market price on the grant date. The annual equity awards are subject to restrictions on transfer or sale of the stock that do not expire until the day the board member leaves the board. Each award is subject to a minimum vesting period of one year.

Corporate Governance Principles and Practices

Corporate governance at Republic is used to promote the long-term interests of our stockholders, as well as to maintain internal checks and balances, strengthen management accountability, engender public trust and foster responsible decision making and accountability. We continue to strengthen existing governance practices and develop new policies that make us a better company. Our Board of Directors periodically reviews evolving legal, regulatory and best practice developments to determine those that will best serve the interests of our stockholders. Our committee charters, insider trading policy, code of ethics and bylaws were most recently updated and formal corporate governance guidelines (available at http://rjet.com/en/Investor_Relations/Governance.aspx) were adopted in February 2013. Highlights of our corporate governance framework include:
Board Independence and Membership

•	Five of our seven directors are independent of the Company and management. We are committed to maintaining a substantial majority of independent directors.

•
At each regularly scheduled meeting, time is set aside for the independent directors to meet in executive session without Company management present. Additional executive sessions may be held as needed.

•	The Compensation Committee, Audit Committee, and Nominating and Governance Committee are comprised of only independent directors.

•
If and for so long as the Chairman of the Board is not "independent" as that term is defined by NASDAQ, the independent members of the Board will annually elect by a majority vote an independent director to serve in a lead capacity. Richard P. Schifter currently serves as lead independent director. That role is described under “Board Leadership Structure and Board of Directors.”

•	The Board seeks members from diverse backgrounds so that the Board consists of members with a broad spectrum of experience and expertise and with a reputation for integrity.

•	All directors are elected annually; the Company does not have a classified board.

Director Compensation

•
Non-employee directors receive fees as their only compensation for Board and/or committee service. Directors' fees shall be in the form of cash, company stock, including options and restricted stock, or some combination thereof, as well as any additional benefits regularly given to all directors.

•
Directors are entitled to reimbursement of travel, entertainment and other out of pocket expenses incurred by them in attending Board and committee meetings in accordance with the Company's standard reimbursement policies.

•	Personal loans to directors and executive officers are not permitted.
Stock Ownership

•
Our Board of Directors has adopted stock ownership policies for directors and executive officers. The policies were established to promote a long-term perspective in managing the enterprise, and to help align the interest of our stockholders, executives and directors. A more complete description of the stock ownership guidelines appears in, "Executive Compensation-Stock Ownership Guidelines."

Director Orientation and Continuing Education

•
The Nominating and Governance Committee and management are responsible for director orientation programs and for director continuing education programs to assist directors in developing and maintaining the skills and knowledge necessary or appropriate for the performance of their responsibilities.

•
Continuing education programs for directors may include a combination of internally developed materials and presentations, programs presented by third parties, and financial and administrative support for attendance at qualifying academic or other independent programs.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's executive officers and directors, and any person who beneficially owns more than ten percent of the Company's common stock, file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors, and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers, directors and owners of more than ten percent of the Company's common stock, we believe that during fiscal 2012 our executive officers, directors and greater than ten percent beneficial owners complied with this requirement except for one late filing, covering one transaction for each of Bryan K. Bedford, Wayne C. Heller, Timothy P. Dooley, and Neal S. Cohen, and two late filings covering one transaction each for Lars-Erik Arnell.
Vote Required

The seven nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them shall be elected as directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instructions to the contrary. Abstentions and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will not be counted as a vote for any such nominee.
THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 1 - ELECTION OF DIRECTORS TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
Compensation Objectives

We and the Compensation Committee believe that executive compensation should be closely related to increased stockholder value. One of our strengths contributing to the Company's successes is a strong management team, many of whom have been with us for a number of years. The compensation program is designed to enable us to attract, retain and reward capable employees who can contribute to our continued success, principally by linking portions of compensation with the attainment of key business objectives. Performance-based compensation, equity participation and a strong alignment to stockholders' interests are key elements of our compensation philosophy. Accordingly, our executive compensation program is designed to provide competitive compensation, support our strategic business goals and reflect our performance. The compensation program reflects the following principles:

•	Compensation should encourage increased stockholder value;

•	Compensation programs should reflect and promote our values and reward individuals for outstanding contributions towards achieving specific business goals;

•	Compensation programs should enable us to attract and retain highly qualified professionals; and

•
All compensation policies and all compensation decisions are designed to reward employees, including the named executive officers, who have demonstrated the capacity to contribute to our financial and competitive performance, thereby furthering the main objective of our compensation program - increasing stockholder value.

Implementing Our Objectives

The Compensation Committee relies upon its judgment in making compensation decisions after reviewing the performance of the Company and carefully evaluating an executive's individual performance during the year against established goals, leadership qualities, operational performance, business responsibilities, current compensation arrangements and potential to enhance stockholder value. Specific factors affecting compensation decisions for the named executives include:

•	the nature, scope and level of the executive's responsibilities;

•	our overall operational performance and profitability, measured by our end-of-year and year-to-year financial and operational data;

•	our safety performance;

•	the executive's individual performance;

•	the compensation levels of executive officers at our peer group companies; and

•	results of previous stockholder advisory votes on executive compensation.

Bryan K. Bedford, David N. Siegel, Timothy P. Dooley, Wayne C. Heller, and Lars-Erik Arnell have employment agreements with the Company which extend until December 31, 2013. These employment agreements provide for an annual base salary and a target annual incentive opportunity which is determined, in its sole discretion, by the Compensation Committee based upon certain performance measures which are determined by the Board in its discretion.
The financial data that we take into account in setting our executive officers' compensation includes our operating revenues, pre-tax profit, “pre-tax margin,” net income and the “cost per available seat mile excluding fuel.” “Pre-tax margin” is the profitability of the Company before taxes are paid. The “pre-tax margin” is calculated by dividing pre-tax earnings by revenues and then multiplying by 100. The result is expressed as a percentage. “Cost per available seat mile” is expressed in cents to operate each seat mile offered, and is determined by dividing our total operating and interest expenses, excluding fuel expense, by “available seat miles.” “Available seat miles” is a measure of our airline flights' carrying capacity. It is equal to the number of seats available multiplied by the number of miles flown. “Cost per available seat mile” is frequently used to allow a cost comparison between different airlines.
The operational data that we take into account in setting our executive officers' compensation includes the number of aircraft at year end, the number of departures, the on-time departure and arrival performance, the flight completion factor, the number of “block hours,” that is, hours from the departure gate to the arrival gate for our aircraft, and the number of additions to our fleet of aircraft.
The safety data we take into account includes results of third party audits. Safety evaluations are conducted by the Department of Defense, our major airline partners, and the Federal Aviation Administration to ensure the overall health of our internal safety systems.
We attempt to achieve an appropriate mix between equity incentive awards and cash payments in order to meet our objectives. Our mix of compensation elements is designed to help us recruit and retain talent, reward recent results and motivate long-term performance. We also seek to balance compensation elements that are based on financial and operational measures as well as the performance of the Company's common stock. Our goal is to motivate our named executives to deliver superior long term performance and to retain their services with the Company on a cost-effective basis.
Role of the Compensation Committee and Management

Our management provides the Compensation Committee with recommendations regarding the annual incentive compensation of all named executive officers and certain other employees within the first 90 days of each year so the Compensation Committee can approve any payouts for the prior fiscal year or make changes to the annual incentive plan for the performance period beginning in the current fiscal year, which includes the performance goals and weightings for our named executive officers. The Compensation Committee believes that management's insight to our business as well as their experience in the airline industry combine to provide a valuable resource to the Compensation Committee with respect to our executive compensation arrangements. Management analyzes our overall operational performance, profitability and safety, using both financial and operational measures, to provide a basis for its recommendations regarding executive compensation. Management also reviews compensation levels of similarly situated peer companies. The Compensation Committee may request additional information and analysis and ultimately determines in its discretion whether to approve any recommended changes in compensation. These determinations are made by our Compensation Committee based on its own analysis and judgment and the recommendations of management.
As part of its oversight of the Company's executive compensation program, the Compensation Committee considers the impact of the Company's executive compensation program and the incentives created by the compensation awards that it administers on the Company's risk profile. In addition, the Company reviews all of its compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to the Company. Based on this review, the Company has concluded that its compensation policies and procedures are not reasonably likely to have a material adverse effect on the Company.
Potential Impact on Compensation from Executive Misconduct

If the Board determines that an executive officer has engaged in fraudulent or intentional misconduct, the Board would take action to remedy the misconduct, prevent its recurrence, and impose such discipline on the wrongdoer as would be appropriate. Discipline would vary depending on the facts and circumstances, and may include, without limitation, (1) termination of employment, (2) initiating an action for breach of fiduciary duty, and (3) if the misconduct resulted in a significant restatement of the Company's financial results, seeking reimbursement of any portion of performance-based or incentive compensation paid or awarded to the executive that is greater than would have been paid or awarded if calculated based on the restated financial results. These remedies would be in addition to, and not in lieu of, any actions imposed by law enforcement agencies, regulators or other authorities.
Consideration of Say-on-Pay Voting Results

The Compensation Committee considers the stockholder advisory vote on the compensation of the Company's named executive officers.  At our 2012 annual meeting, the holders of 98.5% of the shares represented and entitled to vote approved, on an advisory basis, the compensation paid to our named executive officers as disclosed in the Company's proxy statement for the 2012 Annual Meeting of Stockholders.  As a result, the Compensation Committee concluded that the Company's stockholders were supportive of the Company's executive compensation philosophy, policies and programs and that the Company would continue such philosophy, policies and programs, updating as necessary in response to changes in regulatory, governance and external market practice.
In addition, at our 2011 annual meeting, the holders of 93.3% of the shares represented and entitled to vote indicated, on an advisory basis, that we should seek an advisory vote on the compensation of our named executive officers annually.  As a result of this recommendation, the Company's Board of Directors has adopted a policy to hold an annual advisory vote on the compensation of the Company's named executive officers.
Impact of Tax Treatment on Compensation

In general, Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits the annual tax deduction for public companies to $1 million for compensation paid to each of a company's named executive officers. Qualifying performance-based compensation is not subject to the deduction limit if the Code requirements are met.
It is anticipated that compensation paid to our named executives under our the 2007 Equity Incentive Plan ("2007 Plan") in 2012 from the vesting of performance shares will qualify for the performance-based compensation exemption from Section 162(m). None of our named executive officers was paid compensation covered by Section 162(m) in excess of $1 million for 2012. While we intend to seek to take advantage of favorable tax treatment for executive compensation where appropriate, the primary drivers for determining the amount and form of executive compensation are the retention and motivation of superior executive talent, rather than tax-based considerations.
Equity Grant Practices

Stock option or restricted stock grants are made by the Compensation Committee at the times needed to meet appropriate deadlines for compensation-related decisions. Our consistent practice is that the exercise price for every stock option is the closing price on The NASDAQ Global Select Market on the date of grant. The exercise price of options is not less than the fair market value of the shares on the date of grant.
Peer Benchmarking

Periodically, the Compensation Committee reviews and analyzes total direct compensation at the executive level. Beginning in 2012, the Compensation Committee changed the peer group it uses for benchmarking executive compensation to better reflect the broader transportation industry in which we compete for management talent and to replace the airlines that have dropped out of the peer group due to the mergers in the airline industry. The broader peer group includes companies in the airline, air freight, shipping, travel and trucking industries that are of a comparable revenue size to us and have similar business characteristics. For 2012, these companies included Matson, Inc., Arkansas Best Corp., Celadon Group Inc., Hub Group, Inc., Pacer International, Pinnacle Airlines, Skywest Inc., and Werner Enterprises.
Elements of Compensation

Our executive compensation is comprised of three principal components, namely, base salary, an annual incentive opportunity and long-term equity-based incentives. The named executive officers each have a targeted level of annual incentive opportunity, expressed as a percentage of base salary, that may be earned based on the achievement of annual performance measures approved by the Compensation Committee at the beginning of each year. The amount of the annual incentive for any year may be more or less than the target amount, but not more than a certain percentage of the executive's salary for the year, and is determined by the Compensation Committee, in its sole discretion, based upon its assessment of actual performance against the goals that were set for the plan year. Long-term incentives generally consist of stock options and restricted shares granted to our senior management executives and in 2012, we added performance shares to the mix of long-term incentive awards provided to our executive officers. In addition, we offer our executive officers severance arrangements and fringe benefits, such as health and disability insurance and participation in the 401(k) retirement savings plan, each of which is intended to serve the overall compensation philosophy.
Base Salary.  We pay our named executive officers a base salary in order to remain competitive in the market. The Company's salary levels for Mr. Bedford and Mr. Heller were set under employment agreements entered into with such named executives in 2003, and amended in 2004, 2007 and 2010. The Company's salary levels for Mr. Dooley and Mr. Arnell were set under employment agreements entered in 2011. The Company's salary level for Mr. Siegel was set under an employment letter entered into with him in 2012 and amended in 2013. The base salary levels are intended to be consistent with competitive pay practices and level of responsibility, with salary increases reflecting competitive trends, the overall financial performance and resources of the Company, the Company's operational performance, general economic conditions, as well as a number of factors relating to the particular individual, including the performance of the individual executive, level of experience, ability and knowledge of the job. On an annual basis, the Compensation Committee may decide to increase the salary of any one or more of our named executives.
Annual Incentive.  In order to provide incentives for annual performance, we believe that a substantial portion of each named executive's compensation should be in the form of a performance-driven, annual “at risk” incentive. Our employment agreements with the named executives provide for a target annual incentive opportunity. The amount of the actual annual incentive for any year may be more or less than the target amount, but not more than a certain percentage of the executive's salary for the year, and is determined, in its sole discretion, by the Compensation Committee based upon certain performance measures which are communicated to the executive in advance. For 2012, Mr. Bedford and Mr Siegel's target annual incentive opportunity was 100% of base salary with a maximum opportunity of 200%, and the target annual incentive opportunity for Mr. Heller was 75% of base salary, with a maximum opportunity of 150%. For 2012, Mr. Dooley's and Mr. Arnell's target annual incentive opportunity was 65% of base salary with a maximum opportunity of 125%.
Annual incentives are intended to motivate and reward executives for achieving specific Company goals. The Compensation Committee aligns executive compensation with the achievement of the Company's strategic plan by establishing a target performance level for each financial and operational goal that is consistent with the annual strategic goals. Annual incentive goals are established at the beginning of each year and may include financial goals, such as operating revenues, pre-tax profit, “pre-tax margin”, net income, the “cost per available seat mile” excluding fuel, and operational data, including the number of aircraft at year end, the number of departures, the on-time departure and arrival performance, the flight completion factor, the number of “block hours”, which are hours from the departure gate to the arrival gate for our aircraft, and the number of additions to our fleet of aircraft. The actual annual incentives earned are determined at the end of each year based on the Compensation Committee's assessment of the actual performance levels achieved for each goal. The 2012 annual incentive plan was based on the following performance goals and weightings:

•	60% - Financial performance

•	20% - Operational performance

•	20% - Individual performance

Due to the goal of separating Frontier, we established separate financial and operational goals for the Frontier and Republic senior management teams. The financial performance measures for both Frontier and Republic were Pre-tax income (weighted 67%) and unit cost (weighted 33%). The operational performance measures for both Frontier and Republic were controllable completion factor (weighted 50%), on-time departure goals (weighted 25%), and on-time arrival goals (weighted 25%).
Long-Term Incentive Awards.  The Compensation Committee believes that our best interests will be advanced by enabling our named executive officers, who are responsible for our management, growth and success, to receive compensation in the form of long-term incentive awards which may increase in value in conjunction with an increase in the value of our common stock. By this approach, the best interests of stockholders, executives and employees will be closely aligned. We believe that these awards will provide our named executives with an incentive to remain in their positions with us.
We have historically granted a mix of stock options and restricted shares to executive officers to align their interests with shareholders and provide long-term incentives that are linked to appreciation in our share price. We did not conduct a broad-based equity grant in 2011 because of the limited number of shares available to grant under the 2002 and 2007 plans. Due to forfeitures in 2011, we were able to grant restricted shares and stock options in 2012 to approximately 25 key employees at the director level and above. To better manage dilution levels and our annual burn rate going forward, we granted performance shares to our executive officers and other key employees.

During 2012, approximately 230,000 shares were canceled and forfeited due to the departure of key employees and became available to grant under the 2007 Equity Incentive Plan. On March 30, 2012, the Compensation Committee approved grants of equity awards to employees who were key to the successful restructuring of Frontier Airlines, Inc., including the named executive officers. For the named executive officers, the grant included a mix of stock options, restricted stock and performance shares. The stock options and restricted stock vest in equal annual installments over three years beginning on March 30, 2013. The performance shares vest at the end of a 3-year measurement period based on achievement of 3-year average pre-tax margin goals for the Republic segment (weighted 50%) and the successful separation and monetization of Frontier Airlines, Inc. as assessed by the Compensation Committee (weighted 50%).
Severance Arrangements.  In connection with the employment agreements we entered into with each named executive officer, the Compensation Committee determined that the adoption of a severance plan structure would advance the objectives which the Compensation Committee has established for our executive compensation program by assisting us in recruiting and retaining top-level talent. In addition, the Compensation Committee believes that formalizing our severance practices benefits us by providing us with certainty in terms of our obligations to an eligible executive in the event that our relationship with any such executive is severed.

The selection of the measures used to determine the amounts payable upon the happening of certain events as well as the selection of the types of events which trigger severance payments, represent the determination by the Compensation Committee and our Board of Directors regarding the best position for us to be in should any such event occur in light of the objectives which have been established for our executive compensation program. The severance plan structure also benefits us by virtue of the confidential information, non-competition and non-solicitation provisions, which inure to our benefit in the event an eligible executive severs employment with us. See “Termination of Employment and Change-in-Control Agreements” below for a description of the severance and non-compete provisions of the employment agreements of our named executives.
Fringe Benefits.  Our named executive officers are eligible to participate in 401(k), disability, medical and group insurance plans generally available to all our employees. The Company does not provide any special benefits or perks to any of its executives.
Stock Ownership Guidelines

In 2010, the Company adopted stock ownership guidelines for executive officers. Under the guidelines, our Chief Executive Officer is expected to hold Company stock having a value of at least three times annual base salary and executive vice presidents are expected to hold Company stock having a value of at least one times annual base salary. The guidelines are expected to be reached within three years of implementation, or within three years for new or newly promoted executive vice presidents. Messrs. Bedford and Heller currently meet the guidelines. Our independent directors are encouraged to beneficially own Company stock having a value of at least three times the independent directors' annual retainer, to be reached within three years of implementation of the stock ownership guidelines, or within three years of election to the board for new directors.

Determining Compensation for the Named Executives in 2012

Base Salary
In determining the amount of base salary of our named executives for 2012, the Compensation Committee considered competitive trends, our overall financial performance and resources, our operational performance, general economic conditions, the compensation level of similarly situated executives at our peer companies, and a number of factors relating to the executive, including the performance of the executive, the level of his experience and ability and his knowledge of his job.
The named executives did not receive a base salary increase for 2012, however, Mr. Bedford and Mr. Arnell took voluntary pay reductions in 2011 and these individuals were restored to their previous base salary level for 2012, effective January 1, 2012.
2012 Annual Incentive
The chart below shows the financial and operational performance measures for Republic's executive officers under the 2012 Annual Incentive Plan and actual performance for each measure in 2012.

Performance Measure	Performance Levels		2012 Actual Performance	% of Target Award Earned
Pre-tax Income (weighted 40%) (1)	Threshold	$60 million	$77.6 million	34.1%
	Target	$85 million
	Maximum	$110 million

Unit Cost (weighted 20%)	Threshold	8.25	8.25	10.0%
	Target	8.15
	Maximum	8.05

Controllable Completion Factor (weighted 10%)	Threshold	99.4%	99.47%	6.8%
	Target	99.6%
	Maximum	99.8%

On-time Departure (weighted 5%)	Threshold	72.5%	72.5%	2.5%
	Target	74.0%
	Maximum	75.5%

On-time Arrival (weighted 5%)	Threshold	76.0%	78.4%	6.0%
	Target	78.0%
	Maximum	80.0%

Total				59.4%
(1) For determining bonus amounts, Pre-tax Income was adjusted to exclude: 1) book gains/losses on the sale of aircraft or other assets; 2) one-time costs related to the return of aircraft on lease; 3) any book impairment of fixed or intangible assets; 4) costs associated with continued restructuring of Frontier or Republic E145 operations; and 5) costs associated with a spin or separation of Frontier. The financial and operational metrics were further adjusted for the performance of the Q400 turboprop operation that was not contemplated in the original 2012 approved business plan. The turboprop operation began ramping up in the second half of 2012 and the Committee determined that inclusion of the turboprop results would have provided a less accurate measurement against the approved financial and operational goals.
Executive officers were also eligible to receive a portion of their annual incentives based on achievement of key individual strategic goals, which were weighted 20% for 2012. The Compensation Committee approved an annual incentive award above the target level but below the maximum for Mr. Bedford's achievements of his individual goals and, at the recommendation of

Mr. Bedford, individual incentive awards at the maximum level for Mr. Heller, Mr. Dooley, and Mr. Arnell for their achievement of individual goals.
The Compensation Committee also acknowledged the following achievements of the management team in 2012: (i) Business Improvements: The Company restructured Chautauqua operations thereby achieving an anticipated $45 million of operating cash flow improvement per year over the next 5 years; revised committee charters and more clearly defined certain roles/responsibilities of certain Director positions; improved governance practices; (ii) New Business: The Company entered into amended CPAs with Continental, American, and Delta extending the term of operation for at least one year on 34 small jets; entered into a new 3-year fixed fee charter agreement with Caesar's for 5 E190s that were transitioned out of the Frontier network; (iii) The Fleet: The Company took delivery of fifteen leased Q400 aircraft and deployed them for service under a capacity purchase agreement (CPA) with United; sold five E190 aircraft, that were transitioned out of the Frontier network, to US Airways; installed WiFi on 83 E-Jet aircraft; (iv) Operational: The Company completed Level One of Safety Management Systems (SMS) for Frontier, Chautauqua, Republic, and Shuttle America; achieved Advanced Qualification Program (AQP) certification from the FAA for Shuttle America.
Mr. Siegel's 2012 annual incentive was based on financial and operational performance for Frontier. Although threshold levels of the performance were achieved for two of the performance criteria, pre-tax income and the completion factor goal, the Compensation Committee approved management's recommendation that no annual incentive payments be made to Frontier executives for 2012.
Equity Grants in 2012

In 2012, the Compensation Committee added performance shares to the mix of long-term incentive awards provided to our executive officers. Performance shares are contractual rights to receive shares of our common stock at the end of a three-year measurement period. They are designed to reward our executive officers when they achieve key goals that contribute to the creation of stockholder value over the long-term, which are approved by the Compensation Committee at the beginning of each 3-year measurement period. The actual number of performance shares ultimately distributed to the named executive officers is based on actual achievement against the pre-established goals and can range from 0% to 200% of the performance shares originally granted. The granting of performance shares will allow us to better manage our annual dilution from equity grants and strengthen the tie between equity-based compensation and long-term stockholder value.

The 2012 award of performance shares to executive officers provides that the number of shares earned over the 3-year period ending December 31, 2014 are based on following performance measures

Performance Measure	Weight	Measurement
Pre-tax Margin	50%	Republic segment 3-year average ex-item, pre-tax margin percentage

Corporate strategic objectives	50%	Successful separation and monetization of Frontier as assessed by the compensation committee.

The following chart shows the range of potential shares earned at each level of achievement for the two performance measures:

	Percent of Target Earned	3-Year average pre-tax margin	Successful separation of Frontier
Maximum	200%	>8%	Meets = 100%. No award for not achieving goal

Target	100%	5-6%

Threshold	25%	2-3%

Below Threshold	—%	<2%

The Company recognizes compensation expense for outstanding equity awards as well as future equity awards over the requisite period of service.
Bryan K. Bedford
Cash Compensation.  Mr. Bedford received total cash compensation for his services to us in 2012 in the amount of $851,850. Of this sum, $450,000 represents Mr. Bedford's annual base salary for 2012 and $401,850 represents an amount paid to Mr. Bedford as a cash bonus.
Long-Term Incentive Awards. On March 30, 2012, the Compensation Committee granted to Mr. Bedford a stock option to purchase 12,500 shares of our common stock at a purchase price of $4.94 per share. These stock options become exercisable in equal annual installments over three years beginning on March 30, 2013. Also on March 30, 2012, the Compensation Committee granted to Mr. Bedford 100,000 shares of restricted stock at a par value $.001 per share. This restricted stock will vest in equal annual installments over three years beginning on March 30, 2013. Also on March 30, 2012, the Compensation Committee granted to Mr. Bedford 37,500 shares of restricted stock at a par value $.001 per share for performance based on the Company's three year pre-tax income and the successful separation of Frontier. This restricted stock will vest at the conclusion of a three year period on March 30, 2015.
Employment Agreement.  Pursuant to his employment agreement, Mr. Bedford is entitled to receive a base salary of $450,000. In addition to the base salary, Mr. Bedford has an annual bonus opportunity target equal to 100% of his salary for the year. The amount of the annual bonus may be more or less than the target amount, but not more than 200% of Mr. Bedford's salary for the year, and is determined, in its sole discretion, by the Compensation Committee based upon certain performance measures which shall be determined by the Board of Directors. The term of the employment agreement will automatically renew for successive one year periods unless either we or Mr. Bedford shall have given notice to terminate the employment agreement no later than 90 days prior to the end of the then current term of the employment agreement.
David N. Siegel
Cash Compensation.  Mr. Siegel was awarded total cash compensation for his services to us in 2012 in the amount of $565,719, which included a base salary of $422,885 and a housing allowance and reimbursement for relocation expenses of $142,834. Mr. Siegel did not receive an annual bonus for 2012.
Long-Term Incentive Awards.  Mr. Siegel was not granted any long-term incentive awards during the year ended December 31, 2012.
Employment Letter.  Pursuant to his employment letter, Mr. Siegel receives a base salary of $450,000. In addition to the base salary, Mr. Siegel will have an annual bonus opportunity target of 100% of his salary for the year. The amount of the annual bonus may be more or less than the target amount, but not more than 200% of Mr. Siegel's base salary for the year, and will be determined based on a performance assessment conducted by the Compensation Committee against performance metrics that were established at the beginning of 2012. Pursuant to the terms of the employment letter, Mr. Siegel will have the opportunity to earn a success fee upon the completion of a qualifying event (as defined by an external banker's definition) equal to 0.5% of the equity value raised above a Frontier pre-money equity valuation of $50 million, with a threshold payment of $500,000. Mr. Siegel will be provided a stipend of $12,500 per month to cover a one-year apartment lease, vehicle, and other interim living expenses.
The employment letter provides for severance compensation of one times base salary plus target annual incentive upon the occurrence of a change of control, if within six months the acquiring company decides not to continue Mr. Siegel's employment. In the event a success fee is paid under the terms of the employment letter, the sum of the success fee and the severance payment shall not exceed $1,400,000.
On April 25, 2013, Mr. Siegel's employment letter was amended through December 31, 2013. Pursuant to the amendment Mr. Siegel will have the opportunity to earn a success fee upon the completion of a qualifying event (as defined by an external banker's definition) equal to 0.75% of the equity value raised above a Frontier pre-money equity valuation of $50 million, with a threshold payment of $750,000. The amendment also provides for updated severance compensation of one times base salary plus target annual incentive upon the occurrence of a change of control, if within three months the acquiring company decides not to continue Mr. Siegel's employment. In the event a success fee is paid under the terms of the employment letter, the sum of the success fee and the severance payment shall not exceed $1,650,000.

Timothy P. Dooley
Cash Compensation. Mr. Dooley received total cash compensation for his services to us in 2012 in the amount of $407,863. Of this sum, $250,000 represents Mr. Dooley's annual base salary for 2012 and $157,863 represents an amount paid to Mr. Dooley as a cash bonus.
Long-Term Incentive Awards. On March 30, 2012, the Compensation Committee granted to Mr. Dooley a stock option to purchase 6,250 shares of our common stock at a purchase price of $4.94 per share. These stock options become exercisable in equal annual installments over three years beginning on March 30, 2013. Also on March 30, 2012, the Compensation Committee granted to Mr. Dooley 50,000 shares of restricted stock at a par value $.001 per share. This restricted stock will vest in equal annual installments over three years beginning on March 30, 2013. Also on March 30, 2012, the Compensation Committee granted to Mr. Dooley 18,750 shares of restricted stock at a par value $.001 per share for performance based on the Company's three year pre-tax income and the successful separation of Frontier. This restricted stock will vest at the conclusion of a three year period on March 30, 2015.
Employment Agreement. Pursuant to his employment agreement, the term of Mr. Dooley's employment with the Company shall continue until December 31, 2013. However, the Company may terminate the agreement upon giving 30 days notice.  In addition to the base salary, Mr. Dooley has an annual bonus opportunity target equal to 65% of his salary for the year. The amount of the annual bonus may be more or less than the target amount, but not more than 125% of Mr. Dooley's salary for the year, and is determined, in its sole discretion, by the Compensation Committee based upon certain performance measures which shall be determined by the Board of Directors. The term of the employment agreement will automatically renew for successive one year periods unless either we or Mr. Dooley shall have given notice to terminate the employment agreement no later than 90 days prior to the end of the then current term of the employment agreement.
Wayne C. Heller
Cash Compensation.  Mr. Heller received total cash compensation for his services to us in 2012 in the amount of $523,425. Of this sum, $300,000 represents Mr. Heller's annual base salary for 2012 and $223,425 represents an amount paid to Mr. Heller as a cash bonus.
Long-Term Incentive Awards.  On March 30, 2012, the Compensation Committee granted to Mr. Heller a stock option to purchase 8,125 shares of our common stock at a purchase price of $4.94 per share. These stock options become exercisable in equal annual installments over three years beginning on March 30, 2013. Also on March 30, 2012, the Compensation Committee granted to Mr. Heller 65,000 shares of restricted stock at a par value $.001 per share. This restricted stock will vest in equal annual installments over three years beginning on March 30, 2013. Also on March 30, 2012, the Compensation Committee granted to Mr. Heller 24,375 shares of restricted stock at a par value $.001 per share for performance based on the Company's three year pre-tax income and the successful separation of Frontier. This restricted stock will vest at the conclusion of a three year period on March 30, 2015.
Employment Agreement.  Pursuant to his employment agreement, Mr. Heller receives a base salary of $300,000. In addition to the base salary, Mr. Heller will have an annual bonus opportunity target equal to 75% of his salary for the year. The amount of the annual bonus may be more or less than the target amount, but not more than 150% of Mr. Heller's salary for the year, and will be determined, in its sole discretion, by the Compensation Committee based upon certain performance measures which shall be determined by the Board of Directors. The term of the employment agreement will automatically renew for successive one year periods unless either we or Mr. Heller shall have given notice to terminate the employment agreement no later than 90 days prior to the end of the then current term of the employment agreement.
Lars-Erik Arnell
Cash Compensation. Mr. Arnell received total cash compensation for his services to us in 2012 in the amount of $370,226. Of this sum, $225,000 represents Mr. Arnell's annual base salary for 2012 and $145,226 represents an amount paid to Mr. Arnell as a cash bonus.
Long-Term Incentive Awards. On March 30, 2012, the Compensation Committee granted to Mr. Arnell a stock option to purchase 6,250 shares of our common stock at a purchase price of $4.94 per share. These stock options become exercisable in equal annual installments over three years beginning on March 30, 2013. Also on March 30, 2012, the Compensation Committee granted to Mr. Arnell 50,000 shares of restricted stock at a par value $.001 per share. This restricted stock will vest in equal annual installments over three years beginning on March 30, 2013. Also on March 30, 2012, the Compensation Committee granted to Mr. Arnell 18,750 shares of restricted stock at a par value $.001 per share for performance based on the Company's three year pre-

tax income and the successful separation of Frontier. This restricted stock will vest at the conclusion of a three year period on March 30, 2015.
Employment Agreement. Pursuant to his employment agreement, the term of Mr. Arnell's employment with the Company shall continue until December 31, 2013. However, the Company may terminate the agreement upon giving 30 days notice. In addition to the base salary, Mr. Arnell has an annual bonus opportunity target equal to 65% of his salary for the year. The amount of the annual bonus may be more or less than the target amount, but not more than 125% of Mr. Arnell's salary for the year, and is determined, in its sole discretion, by the Compensation Committee based upon certain performance measures which shall be determined by the Board of Directors. The term of the employment agreement will automatically renew for successive one year periods unless either we or Mr. Arnell shall have given notice to terminate the employment agreement no later than 90 days prior to the end of the then current term of the employment agreement.

Equity Grants in 2013

On March 11, 2013, the Compensation Committee approved grants of equity awards to employees who were key to the successful restructuring of Chautauqua Airlines, Inc., and execution of amended or new capacity purchase agreements, including the named executive officers. For the named executive officers, the grant included a mix of stock options, restricted stock and performance shares. The stock options and restricted stock vest in equal annual installments over three years beginning on March 11, 2014. The performance shares vest at the end of a 3-year measurement period based on number of idle aircraft months over 2013 through 2015 for the Republic segment (weighted 50%) and the successful separation and monetization of Frontier Airlines, Inc. as assessed by the Compensation Committee (weighted 50%). The 2013 grants of performance shares to the named executive officers are subject to the stockholders' approval of the amendment and restatement of the 2007 Equity Incentive Plan set forth in Proposal No. 4.

Future Periods

The foregoing discussion describes the compensation objectives and policies which we utilized with respect to our named executive officers during 2012 and 2013 to date. In the future, as the Compensation Committee continues to review each element of the executive compensation program with respect to our named executive officers, the objectives of our executive compensation program, as well as the methods which the Compensation Committee utilizes to determine both the types and amounts of compensation to award to our named executive officers, may change.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (the “CD&A”) for the year ended December 31, 2012. In reliance on the reviews and discussions with management, the Compensation Committee recommended to the Board of Directors, and the Board has approved, that the CD&A be included in the Company's proxy statement for the 2013 Annual Meeting of Stockholders and in the Company's Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the SEC.
By the Compensation Committee of the Board of Directors:
Neal S. Cohen, Chair
Lawrence J. Cohen
Douglas J. Lambert

SUMMARY COMPENSATION TABLE FOR FISCAL YEAR 2012

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
Bryan K. Bedford President and Chief Executive Officer	2012 (2)	$450,000	$401,850	$679,118	$29,475	$29,608	$1,590,051
	2011	$401,000	$—	$—	$—	$3,541	$404,541
	2010	$450,000	$—	$296,312	$478,017	$9,692	$1,234,021
David N. Siegel President and Chief Executive Officer of Frontier Airlines, Inc.	2012	$422,885	$—	$—	$—	$142,834	$565,719
Timothy P. Dooley Senior Vice President and Chief Financial Officer	2012 (2)	$250,000	$157,863	$339,559	$14,737	$25,156	$787,315
	2011	$227,115	$35,000	$115,381	$108,372	$3,541	$489,409
Wayne C. Heller Executive Vice President and Chief Operating Officer	2012 (2)	$300,000	$223,425	$441,427	$19,159	$19,906	$1,003,917
	2011	$300,000	$—	$—	$—	$3,541	$303,541
	2010	$236,540	$250,000	$211,651	$330,049	$9,231	$1,037,471
Lars-Erik Arnell Senior Vice President of Corporate Development	2012 (2)	$225,000	$145,226	$339,559	$14,737	$15,066	$739,588
	2011	$186,386	$—	$115,381	$—	$3,541	$305,308

(1) All of the salaries and bonuses for the named executives for 2012, 2011 and 2010 were paid in cash.

(2)
“Option Awards” and “Stock Awards” represent the aggregate fair value of the award computed in accordance with ASC Topic 718, on the applicable grant date or, if earlier, the service inception date. The fair value of each option award was estimated using a Black-Scholes option pricing model that used the following assumptions: expected volatility from 59% and 62%, expected term four to five years, a risk free interest rate of 0.66% to 1.04% and a dividend yield of zero. The maximum value of "Performance Shares" for Mr. Bedford, Mr. Dooley, Mr. Heller and Mr. Arnell are: $370,427, $185,214, $240,778, and $185,214, respectively. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance that the value realized by an executive will be at or near the value estimated by the Black-Scholes model.

(3)
“All Other Compensation” reflects compensation paid by us to our named executive officers as 401(k) matching contributions, and travel benefits. Mr. Siegel's "All Other Compensation" also includes a housing allowance and reimbursement for relocation expenses. Mr. Dooley's "All Other Compensation" includes $13,729 cash payment made pursuant to Company policy due to an imposed reduction of his 401(k) matching contribution as a result of ERISA required non-discrimination testing.

GRANTS OF PLAN-BASED AWARDS

			Estimated Future Payouts Under Non-Equity			Estimated Future Payouts Under Equity			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($/Sh) (5)
			Incentive Plan Awards			Incentive Plan Awards
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)(3)	Target (#)(3)	Maximum (#)(3)
Bryan K. Bedford	3/30/2012	[1]	225,000	450,000	900,000	—	—	—	—	—	—	—
	3/30/2012	[2]	—	—	—	—	—	—	100,000	—	—	493,904
	3/30/2012	[3]	—	—	—	9,375	37,500	75,000	—	—	—	185,214
	3/30/2012	[4]	—	—	—	—	—	—	—	12,500	4.94	29,475
David N. Siegel	3/30/2012	[1]	211,443	422,885	845,770	—	—	—	—	—	—	—
Timothy P. Dooley	3/30/2012	[1]	81,250	162,500	325,000	—	—	—	—	—	—	—
	3/30/2012	[2]	—	—	—	—	—	—	50,000	—	—	246,952
	3/30/2012	[3]	—	—	—	4,688	18,750	37,500	—	—	—	92,607
	3/30/2012	[4]	—	—	—	—	—	—	—	6,250	4.94	14,737
Wayne C. Heller	3/30/2012	[1]	112,500	225,000	450,000	—	—	—	—	—	—	—
	3/30/2012	[2]	—	—	—	—	—	—	65,000	—	—	321,038
	3/30/2012	[3]	—	—	—	6,094	24,375	48,750	—	—	—	120,389
	3/30/2012	[4]	—	—	—	—	—	—	—	8,125	4.94	19,159
Lars-Erik Arnell	3/30/2012	[1]	73,125	146,250	292,500	—	—	—	—	—	—	—
	3/30/2012	[2]	—	—	—	—	—	—	50,000	—	—	246,952
	3/30/2012	[3]	—	—	—	4,688	18,750	37,500	—	—	—	92,607
	3/30/2012	[4]	—	—	—	—	—	—	—	6,250	4.94	14,737

(1)
Represents 2012 award opportunities granted under the Company's Annual Incentive Program. The annual incentive award amounts paid to the named executive officers are included in the "Non-Equity Incentive Plan Compensation" column in the 2012 Summary Compensation Table.

(2)
Represents a restricted share award granted pursuant to the Company's 2007 Equity Incentive Plan. This award is scheduled to vest in one-third increments on March 30, 2013, March 30, 2014 and March 30, 2015.

(3)
Represents threshold, target and maximum award opportunities for the 2012 performance share awards. Settlement of this award will depend on the Company's 3-year average pre-tax margin performance of the Republic segment of the business during the period January 1, 2012 through December 31, 2014 and a successful separation and monetization of Frontier.

(4)
Represents a stock option award granted pursuant to the Company's 2002 and 2007 Equity Incentive Plan. This award is scheduled to vest in one-third increments on March 30, 2013, March 30, 2014 and March 30, 2015.

(5)
The fair value of each option award was computed in accordance with ASC Topic 718 on the applicable grant date. The fair value of each award was estimated using a Black-Scholes option pricing model that used the following assumptions: expected volatility from 59% and 62%, expected term four to five years, a risk free interest rate of 0.66% to 1.04% and a dividend yield of zero. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance that the value realized by an executive will be at or near the value estimated by the Black-Scholes model.

OUTSTANDING EQUITY AWARDS AT 2012 FISCAL YEAR-END

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares That Have Not Vested ($) (1)
Bryan K. Bedford	476,625	—	$13.00	12/27/2014	—	—
	220,000	—	$18.59	2/20/2017	—	—
	200,000	—	$19.12	9/4/2017	—	—
	212,000	—	$12.70	12/6/2018	—	—
	150,000	50,000	$4.10	6/22/2019	—	—
	40,000	20,000	$9.25	10/30/2020	40,000	$227,200
	—	12,500	$4.94	3/30/2022	137,500	$781,000

David N. Siegel	10,000	—	$8.45	10/28/2019	—	—
	2,500	—	$5.66	6/5/2020	—	—
	2,500	—	$4.70	5/30/2021	—	—

Timothy P. Dooley	3,500	—	$13.00	5/24/2014	—	—
	4,500	—	$14.24	11/27/2015	—	—
	10,000	—	$15.87	6/6/2016	—	—
	75,000	—	$19.12	9/1/2017	—	—
	56,000	—	$12.70	12/7/2018	—	—
	20,000	20,000	$6.32	6/19/2020	10,000	$56,800
	26,667	13,333	$5.77	3/31/2021	6,667	$37,869
	—	6,250	$4.94	3/30/2022	68,750	$390,500

Wayne C. Heller	26,748	—	$13.00	12/27/2014	—	—
	110,000	—	$18.59	2/20/2017	—	—
	200,000	—	$19.12	9/4/2017	—	—
	150,000	—	$12.70	12/6/2018	—	—
	93,750	31,250	$4.10	6/22/2009	—	—
	53,333	26,667	$9.25	10/30/2020	13,333	$75,731
	—	8,125	$4.94	3/30/2022	89,375	$507,650

Lars-Erik Arnell	28,000	—	$13.00	5/24/2014	—	—
	20,000	—	$14.24	11/27/2015	—	—
	75,000	—	$19.12	9/1/2017	—	—
	56,000	—	$12.70	12/7/2018	—	—
	20,000	20,000	$6.32	6/19/2020	10,000	$56,800
	—	—	$—	3/31/2021	6,667	$37,869
	—	6,250	$4.94	3/30/2022	68,750	$390,500

(1)
Except as otherwise indicated, options and restricted stock vest in equal annual installments over three years beginning with the first anniversary of the on the date of grant. Options and restricted stock will also generally vest upon a change in control of the Company or in the event the executive's employment is terminated other than for "cause" as defined in the executive's employment agreement.

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2012

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Bryan K. Bedford	—	—	40,000	$187,200(1)
David N. Siegel	—	—	—	0
Timothy P. Dooley	—	—	11,667	$65,285(3)
Wayne C. Heller	—	—	13,333	$62,398(2)
Lars-Erik Arnell	—	—	11,667	$65,285(3)
___________

(1)	40,000 restricted shares vested on November 2, 2012 at a purchase price of $0.001 and average market price of $4.68.

(2)	13,333 restricted shares vested on November 2, 2012 at a purchase price of $0.001 and average market price of $4.68.

(3)
5,000 restricted shares vested on June 22, 2012 at a purchase price of $0.001 and average market price of $5.55. 6,667 restricted shares vested on December 31, 2012 at a purchase price of $0.001 and average market price of $5.63.

TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS
The Compensation Committee and our Board determined that it was in our best interests to provide severance arrangements to our named executives based on such individual's position with us. Accordingly, the employment agreements entered into by the named executives have terms and conditions intended to provide certain payments and benefits upon an involuntary termination of the named executive's employment or the occurrence of certain other circumstances that may affect the named executive, including the executive's termination of employment following a change in control of the Company. The Company may terminate the employment agreement by providing Messrs. Bedford, Dooley, Heller or Arnell with 30 days prior written notice of termination. Mr. Bedford may terminate the employment agreement by providing the Company with 180 days prior written notice of termination. Mr. Heller may terminate the employment agreement by providing the Company with 180 days prior written notice of termination (90 days prior written notice if Mr. Bedford is not then serving as the Company's Chief Executive Officer). The Company or Mr. Siegel may terminate the employment agreement without notice.
Severance Compensation

Termination Upon Death, or by the Company for Disability or Without Cause
In the event of Messr. Bedford, Dooley, Heller or Arnell's death or in the event that we terminate the executive's employment agreement as a result of his inability, with reasonable accommodation, to perform the essential functions of his position by reason of physical or mental incapacity, for a total period of 90 days in any 360-day period, or other than for cause, we shall pay to Messr. Bedford, Dooley, Heller or Arnell, or his estate as the case may be, as severance compensation two times his base salary as then in effect plus two times his bonus paid for our last calendar year. The severance compensation shall be paid in a lump sum by the end of the month following termination of the employment agreement, provided that we receive a release within 30 days following termination of the employment agreement signed by Messr. Bedford, Dooley, Heller, or Arnell, as the case may be, that is no longer revocable. We may satisfy our obligations to provide severance compensation by purchasing and maintaining one or more insurance policies payable to Messr. Bedford, Dooley, Heller or Arnell or his designees or to us (with further payment to Messr. Bedford, Dooley, Heller or Arnell or such designees) upon the executive's death or as a result of his disability.
Occurrence of a Change in Control
In the event of a change of control (provided that after such change of control, Messr. Bedford, Dooley, Heller or Arnell's employment is terminated by us without cause or by the executive for good reason). We shall pay as severance compensation two times his base salary as then in effect plus two times his bonus paid for our last calendar year. The severance compensation shall be paid in a lump sum by the end of the month following a qualifying event. “Change of Control” shall mean that after the date hereof, (i) any person or group of affiliated or associated persons acquires a majority or more of the voting power of the Company; (ii) the consummation of a sale of all or substantially all of the assets of the Company; (iii) the dissolution of the Company or (iv) the consummation of any merger, consolidation, or reorganization involving the Company in which, immediately after giving effect to such merger, consolidation or reorganization, less than a majority of the total voting power of outstanding stock of the surviving or resulting entity is then “beneficially owned” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) in the aggregate by the stockholders of the Company immediately prior to such merger, consolidation or reorganization.
In the event of a change in control, Mr. Siegel shall receive a severance payment equal to one times his base salary plus his target annual incentive, if the acquiring company decides not to continue his employment as CEO of Frontier. The severance compensation shall be paid in a lump sum within 45 days of his termination date.
Termination by the Company for Cause
Messrs. Bedford, Dooley, Heller and Arnell's employment agreements may be terminated by the Company in the event that cause for such termination exists. If the employment agreement is terminated by the Company for cause, the executive shall not be entitled to any severance compensation or other compensation of any kind following the effective date of such termination.
Termination by the Company other than for Cause
If we terminate Messrs. Bedford, Dooley, Heller or Arnell's employment agreement or his employment other than for cause, we shall pay the executive severance compensation as described above for termination upon death or by the Company for disability or without cause and options to purchase shares of our common stock and restricted shares of our common stock granted to the executive shall immediately become fully vested and, in the case of options, exercisable in accordance with the agreements evidencing such awards.
Termination by Executive for Good Reason
If Messrs. Bedford or Heller terminates his employment agreement for good reason, we shall pay as severance compensation two times the executive's base salary as then in effect plus two times his bonus paid for our last calendar year. The severance compensation shall be paid in a lump sum within ten (10) days following termination.
Termination by Executive other than for Good Reason
If Messrs. Bedford or Heller terminates his employment agreement other than for good reason, we shall pay to the executive his base salary through December 31, 2013.
Failure to Renew
If we, Messr. Bedford, Dooley, Heller or Arnell give notice not to renew the employment agreement at the end of the stated term, we shall pay one times the executive's base salary as in effect at the end of the term plus one times his target bonus as in effect at the end of the term. Such payment shall be made in a lump sum within ten (10) days following the end of the stated term of the employment agreement, provided that we receive a release within 30 days following termination of the employment agreement signed by Messr. Bedford, Dooley, Heller or Arnell, as the case may be. In addition, upon delivery of such release, all remaining unvested shares of restricted stock granted to Messr. Bedford, Dooley, Heller or Arnell shall immediately vest and all vested options shall be cancelled upon three months after the termination date.
Continuation of Medical and Travel Benefits
If we terminate Mr. Bedford or Mr. Heller's employment for any reason other than for cause at any time or if Mr. Bedford or Mr. Heller's employment terminates for any reason on or after December 31, 2013, then in either such event, we will pay Mr. Bedford or Mr. Heller $2,500 each month for his lifetime, subject to an annual upward inflation adjustment, for the cost of health insurance from a source other than the Company for himself, his spouse and his eligible dependents, provided that Mr. Bedford or Mr. Heller presents evidence of such insurance to the Company. The Company will begin the monthly payments to Mr. Bedford or Mr. Heller 30 days after the termination of his employment and thereafter on the 15th day of each subsequent month during his lifetime.

If we terminate Mr. Bedford or Mr. Heller's employment for any reason other than for cause at any time or if Mr. Bedford or Mr. Heller's employment terminates for any reason on or after December 31, 2013, then in either such event, during each year of Mr. Bedford or Mr. Heller's lifetime, we will provide Mr. Bedford or Mr. Heller with a Universal Air Travel Plan, Inc. (UATP) card in the amount of $20,000 (in the case of Mr. Bedford) or $15,000 (in the case of Mr. Heller) annually that the named executive, his spouse and his dependents can use for travel. Mr. Bedford or Mr. Heller will be responsible for any applicable taxes associated with such benefit. We will provide the UATP card within 30 days of the termination of Mr. Bedford or Mr. Heller's employment and thereafter each year on the anniversary of such date during the lifetime of the named executive. Mr. Siegel became eligible to receive a UATP card in the amount of $20,000 annually from Frontier upon termination for any reason other than for cause at the completion of nine months of service and will receive an additional card thereafter each year on the anniversary of such date for a total five-year period.
General Terms
Termination For Cause.  We may immediately terminate Messr. Bedford, Dooley, Heller or Arnell's employment for cause if he has (i) willfully or materially refused to perform a material part of his duties, (ii) materially breached his obligations in relation to confidential information, non-competition or non-solicitation, (iii) acted fraudulently or dishonestly in his relations with the Company, (iv) committed larceny, embezzlement, conversion or any other act involving the misappropriation of our funds or assets in the course of his employment, or (v) been indicted or convicted of any felony or other crime involving an act of moral turpitude.
Termination For Good Reason.  Messr. Bedford, Dooley, Heller or Arnell may terminate his employment for good reason upon 20 business days prior written notice to us, provided that we have the right to cure such cause within the 20 business day period. Good reason means that (i) we have materially diminished the duties and responsibilities of the executive with respect to the Company, (ii) we have relocated our principal offices more than 25 miles from Indianapolis to another location without the consent of the executive or (iii) we have materially breached the terms of the employment agreement.
Non-Competition.  Each of Messrs. Bedford, Dooley, Heller and Arnell has agreed that without the prior written consent of our Board of Directors, during the term of the employment agreement and for a period of 12 months following the termination of his employment, he will not participate as an advisor, partner, joint venturer, investor, lender, consultant or in any other capacity in any business transaction (i) with respect to which he had a material personal involvement during the last 12 months of his employment or (ii) that could reasonably be expected to compete with our business or operations or proposed or contemplated business or transactions that are known by the executive as of the date of such termination and contemplated by us to proceed during the 12-month period following such termination.
Non-Solicitation.  Each of Messrs. Bedford, Dooley, Heller and Arnell has agreed that during the term of the employment agreement and for a period of 12 months following the termination of the employment, he will not, without our prior written consent, directly or indirectly, employ or retain, or have or cause any other person or entity or retain, any person who was employed by us while the executive was employed by us.
Confidentiality.  Each of Messrs. Bedford, Dooley, Heller and Arnell has agreed that he will not disclose any confidential information or trade secrets concerning the Company and its affiliates, their personnel or operations other than in the ordinary course of business or in any way use such information in any manner which could adversely affect the business of the Company and its affiliates.

Effect on Stock Options and Restricted Stock.  Stock options and restricted stock of Messrs. Bedford, Dooley, Heller and Arnell will become fully vested on a change in control of the Company or in the event the executive's employment is terminated other than for “cause” as defined in the executive's employment agreement. For this purpose, a change in control of the Company means any of the following:

•
there occurs any consolidation or merger in which the Company is not the continuing or surviving entity or pursuant to which shares of the Company's common stock would be converted into cash, securities or other property, subject to certain exceptions; or any sale, lease, exchange or other transfer of all or substantially all the Company's assets;

•	the Company's stockholders approve any plan or proposal for the liquidation or dissolution of the Company;

•
any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of forty percent (40%) or more of the common stock other than pursuant to a plan or arrangement entered into by such person and the Company; or

•
during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the entire Board of Directors cease for any reason to constitute a majority of the Board unless the election or nomination for election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office.

If Messr. Bedford, Dooley, Heller or Arnell's employment is terminated due to his death, disability or retirement, then any portion of an option that is exercisable on the date of termination will remain exercisable by the executive officer during the one-year period following the date of termination. In the event of a termination due to disability or if the executive officer dies during such one-year period, then the deceased officer's beneficiary may exercise the option, to the extent exercisable by the deceased executive officer immediately prior to his death, for a period of one year following the date of death.
If Messr. Bedford, Dooley, Heller or Arnell's employment is terminated by us for cause, then any stock option held by the executive officer will immediately terminate and cease to be exercisable.
If Messr. Bedford, Dooley, Heller or Arnell's employment terminates for any other reason other than those described above or for no reason, then any portion of a stock option that is exercisable on the date of termination will remain exercisable by the named executive during the 180-day period following the date of termination.
Estimated Payouts on Termination of Employment.  The following table discloses the estimated payments and benefits that would be provided to each of Messrs. Bedford, Siegel, Dooley, Heller and Arnell applying the assumptions that each of the triggering events described in their respective employment agreements took place on December 31, 2012 and their last day of employment was December 31, 2012.
These amounts are in addition to benefits payable generally to salaried employees of the Company, such as distributions under the Company's 401(k) plan, disability benefits and accrued vacation pay. The amounts in the table with respect to stock options and restricted stock reflect the intrinsic value (that is, the value based on the Company's stock price, and in the case of options minus the exercise price) of the equity awards that would become exercisable or vested upon the occurrence of the various types of terminations set forth below.
Due to a number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event, the Company's stock price and the executive's age.

Bryan K. Bedford

Executive Benefits and Payments Upon Termination	Death, Disability, or Company terminates Without Cause	Change in Control	Termination by Executive for Good Reason	Termination by Executive other than for good reason	Failure to Renew
Cash Severance	$1,703,700	$1,703,700	$1,703,700	$450,000	$900,000
Acceleration of exercisability of options (1)	$—	$88,250	$—	$—	$—
Acceleration of vesting of restricted shares (2)	$1,008,200	$1,008,200	$1,008,200	$1,008,200	$1,008,200
Value of Medical Benefits (3)	$30,000	$30,000	$30,000	$30,000	$30,000
Value of Travel Cards(4)	$20,000	$20,000	$20,000	$20,000	$20,000

David N. Siegel

Executive Benefits and Payments Upon Termination	Death, Disability, or Company terminates Without Cause	Change in Control	Termination by Executive for Good Reason	Termination by Executive other than for good reason	Failure to Renew
Cash Severance(5)	$—	$1,400,000	$—	$—	$—
Value of Travel Cards(4)	$—	$20,000	$—	$—	$—

Timothy P. Dooley

Executive Benefits and Payments Upon Termination	Death, Disability, or Company terminates Without Cause	Change in Control	Termination by Executive for Good Reason	Termination by Executive other than for good reason	Failure to Renew
Cash Severance	$815,326	$815,326	$815,326	$—	$412,500
Acceleration of exercisability of options (1)	$—	$4,625	$—	$—	$—
Acceleration of vesting of restricted shares (2)	$485,169	$485,169	$485,169	$—	$485,169

Wayne C. Heller

Executive Benefits and Payments Upon Termination	Death, Disability, or Company terminates Without Cause	Change in Control	Termination by Executive for Good Reason	Termination by Executive other than for good reason	Failure to Renew
Cash Severance	$1,046,850	$1,046,850	$1,046,850	$300,000	$525,000
Acceleration of exercisability of options (1)	$—	$55,388	$—	$—	$—
Acceleration of vesting of restricted shares (2)	$583,381	$583,381	$583,381	$583,381	$583,381
Value of Medical Benefits (3)	$30,000	$30,000	$30,000	$30,000	$30,000
Value of Travel Cards(4)	$15,000	$15,000	$15,000	$15,000	$15,000

Lars-Erik Arnell

Executive Benefits and Payments Upon Termination	Death, Disability, or Company terminates Without Cause	Change in Control	Termination by Executive for Good Reason	Termination by Executive other than for good reason	Failure to Renew
Cash Severance	$740,452	$740,452	$740,452	$—	$371,250
Acceleration of exercisability of options (1)	$—	$4,625	$—	$—	$—
Acceleration of vesting of restricted shares (2)	$378,669	$378,669	$378,669	$—	$378,669

(1)
Stock options would accelerate vesting upon a change in control. The value above represents market value of $5.68 per share minus the exercise price for all unvested options (but not less than zero). The number of unvested options for each Named Executive Officer is set forth in the Outstanding Equity Awards at Fiscal Year End table above.

(2)
Represents market value of $5.68 per share minus the exercise price for all unvested restricted shares. The number of unvested shares for each Named Executive Officer is set forth in the Outstanding Equity Awards at Fiscal Year End table above.

(3)
Value represents estimated one year of medical benefits. The total benefit is undeterminable, since the employment agreements for Messrs. Bedford and Heller provide for continuation of medical benefits for life.

(4)
Value represents estimated one year of travel card benefits. The total benefit is undeterminable, since the employment agreements for Messrs. Bedford and Heller provide for continuation of travel card benefits for life and Mr. Siegel for five years.

(5)	Represents the maximum amount to be paid on a separation of Frontier based on employment letter.

(6) Represents stock options that were granted as part of the board of Republic Airways Holdings, Inc. and would only accelerate vesting upon a change in control at the holding Company level.

PROPOSAL NO. 2 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

Pursuant to rules of the Securities and Exchange Commission, we are asking you to approve, on an advisory (non-binding) basis, the compensation paid to our named executive officers as disclosed in the Compensation Discussion and Analysis above, the compensation tables above, and any related narrative discussion contained in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation paid to our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking the stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation paid to the Company's named executive officers, as disclosed in the Company's Proxy Statement for the 2013 Annual Meeting of Stockholders, pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion contained in this Proxy Statement.”
Vote Required
The affirmative vote of the holders of a majority of the shares of the Company's common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of this proposal.
If you are a stockholder of record and you do not sign and return your Proxy card or vote by telephone or Internet, your shares will not be voted at the Annual Meeting. Under the New York Stock Exchange rules, this proposal is not a routine matter and broker non-votes may occur with respect to this proposal. If your shares are held in street name and you do not issue instructions to your broker, your broker or nominee may not vote your shares on this matter without receiving instructions.
Broker non-votes with respect to this matter will be treated as neither a vote “for” nor a vote “against” the matter, although they will be counted in determining the number of votes required to attain a majority of the shares present or represented at the meeting and entitled to vote. An abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote “against” the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.
The “say-on-pay” vote is advisory and will not be binding upon the Company, the Board of Directors or the Compensation Committee. However, the Compensation Committee will take into account the outcome of the vote when considering future named executive officer compensation arrangements.
THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 - APPROVAL OF THE COMPENSATION PAID TO THE COMPANY'S NAMED EXECUTIVE OFFICERS, AS DISCLOSED PURSUANT TO ITEM 402 OF REGULATION S-K, INCLUDING THE COMPENSATION DISCUSSION AND ANALYSIS, COMPENSATION TABLES AND NARRATIVE DISCUSSION CONTAINED IN THIS PROXY STATEMENT "TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNAnIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Related Party Transactions

The Audit Committee reviews and approves or ratifies any related party transaction that is required to be disclosed in our proxy statement and/or Annual Report on Form 10-K.
In the course of its review and approval or ratification of a disclosable related party transaction, the committee considers:

•	the nature of the related person's interest in the transaction;

•	the material terms of the transaction, including, without limitation, the amount and type of transaction;

•	the importance of the transaction to the related person;

•	the importance of the transaction to the Company;

•	whether the transaction would impair the judgment of a director or executive officer to act in the best interests of the Company; and

•	any other matters the committee deems appropriate.

Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction; provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.
Related Party Transactions

On July 31, 2009, the Company acquired Midwest Air Group, Inc. As part of the transaction, the Company purchased from TPG Midwest US V, LLC and TPG Midwest International V, LLC their $31 million secured note from Midwest Airlines, Inc., with an interest rate of 8.0%. Upon consummation of the transaction, the Board appointed Richard P. Schifter, a managing partner at TPG, to the Board. Mr. Schifter is the Company's Lead Independent Director and is a member of the Executive Committee and the Nominating and Governance Committee. As of December 31, 2012, the note amount was $22.5 million. The Company did not pay any principal in 2012 and paid total interest of $1.8 million.

David N. Siegel, a member of the Company's Board of Directors, became chief executive officer and president of Frontier Airlines, Inc., a wholly owned subsidiary of the Company, effective January 30, 2012. The terms of Mr. Siegel's compensation in this role are listed under "Executive Compensation."

PROPOSAL NO. 3 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee, which is composed entirely of non-employee independent directors, has selected Deloitte & Touche LLP as independent accountants to audit our books, records and accounts and those of our subsidiaries for the fiscal year 2013. Your Board of Directors has endorsed this appointment. Ratification of the appointment of Deloitte & Touche LLP by stockholders is not required by law. However, as a matter of good corporate practice, such appointment is being submitted to the stockholders for ratification at the Annual Meeting of Stockholders. If the stockholders do not ratify the selection, the Board of Directors and the Audit Committee will reconsider whether or not to retain Deloitte & Touche LLP, but may still retain Deloitte & Touche LLP. Even if the selection is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that such change would be in the best interests of the Company and its stockholders. Deloitte & Touche LLP have been the independent auditors for the Company since 1998, and we propose that they serve in that capacity for 2013. A representative of Deloitte & Touche LLP will be present (either in person or by telephone) at the meeting and will have an opportunity to make a statement if he desires to do so, and will respond to appropriate questions from stockholders.

Audit and Non-Audit Fees

The Company incurred professional fees from Deloitte & Touche LLP, its principal auditor, for the following professional services:
Audit Fees.  Fees in the amount of approximately $1,450,000 were billed or expected to be billed in 2012 related to integrated audit and quarterly interim review procedures for the Company for the year ended December 31, 2012, and fees in the amount of approximately $1,300,000 were billed in 2011 related to the integrated audit and interim quarterly procedures for the Company for the year ended December 31, 2011.
Audit-Related Fees.  Fees in the amount of $33,000 and $30,000 were paid for audit-related services in 2012 and 2011, respectively.
Tax Fees.  Fees in the amount of $626,001 and $588,250 were incurred for services provided in 2012 and 2011, respectively, related to services rendered for tax compliance, tax advice and tax planning.
All Other Fees.  The Company did not incur any other fees in 2012 or 2011.
The Company's Audit Committee has determined that the non-audit services provided by the Company's auditors in connection with the year ended December 31, 2012 were compatible with the auditor's independence.
Pre-Approval Policies

The Audit Committee is required to approve in advance any audit or non-audit services performed by the Company's independent public accountants that do not meet the pre-approval standards established by the Audit Committee. The pre-approval policies and procedures established by the Audit Committee require that the Audit Committee meet with the independent auditors and financial management to review planning, the scope of the proposed services, the procedures to be utilized, and the proposed fees. During 2012 and 2011, all of the audit fees, audit-related fees and tax fees were pre-approved by the Audit Committee.
Vote Required

Ratification of the appointment of Deloitte & Touche LLP requires the affirmative vote of a majority of the shares present and voting at the Annual Meeting of Stockholders in person or by proxy. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment. In the event ratification is not obtained, your Audit Committee will review its future selection of our independent registered public accountants.
THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 3 - RATIFICATION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board of Directors, the Audit Committee of the Board of Directors is responsible for, among other things, reviewing the Company's internal accounting procedures and considering and reporting to the Board of Directors with respect to other auditing and accounting matters, including the selection of our independent auditors, the scope of annual audits, fees to be paid to our independent auditors and the performance of our independent auditors.
Management is responsible for the Company's financial reporting process including its system of internal control and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. The responsibility of the Audit Committee is to monitor and review these processes. Members of the Audit Committee are not employees of the Company and are not required to be accountants or auditors by profession. Therefore, the Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and on the representations of the independent auditors included in their report of the Company's financial statements.
The oversight by the Audit Committee does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee cannot give assurance that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact “independent.”
Review of Audited Financial Statements.  The Audit Committee has reviewed and discussed with management the Company's audited consolidated financial statements for the year ended December 31, 2012. The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by the Statement of Auditing Standards No. 61 (Codifications of Statements on Auditing Standards, AU380), as amended, as adopted by the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP's independence, and has discussed with Deloitte & Touche LLP their independence.

Recommendation.  In reliance on the reviews and discussions referenced above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2012 be included in the Company's Annual Report on Form 10-K for that fiscal year.
By the Members of the Audit Committee:
Mark L. Plaumann, Chair
Lawrence J. Cohen
Douglas J. Lambert

PROPOSAL NO. 4 - APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE REPUBLIC AIRWAYS HOLDINGS INC. 2007 EQUITY INCENTIVE PLAN.

Background
The Board of Directors is requesting that stockholders vote in favor of amending and restating the 2007 Equity Incentive Plan (the "Current Plan" and, as amended, the "Plan") to read as set forth in Appendix A to this proxy statement. If this proposal is approved, 4,000,000 shares will be added to the number of shares authorized for issuance under the Current Plan. As of April 1, 2013, there were 82,292 shares remaining available for future grant under the Current Plan. We believe that this increase in shares will provide a sufficient number of shares for future grants under the Plan for the next four years. The Plan also clarifies the prohibition on re-pricing without stockholder approval, restricts certain shares covered by previously granted awards from being deemed not to have been issued under the Plan, expands the manner in which the exercise price for options may be paid, clarifies dividend and voting rights for shares included in performance units and performance shares that have not been earned, revises the individual award limits to set forth the maximum award for a three-year period instead of a one-year period, eliminates automatic awards of stock options to non-employee directors, provides the Compensation Committee with discretion in determining the amount, form and terms of equity grants to non-employee directors, and includes clarifying language designed to ensure that the terms and operation of the Plan comply with certain provisions of the Internal Revenue Code (the "Code"). Approval of the Plan is also intended to constitute approval of the material terms of the Plan for purposes of Section 162(m) of the Code.

As of May 31, 2013, there were 82,292 shares available for grant under the Current Plan.  Additionally, as of May 31, 2013, there were 4,158,582 stock options outstanding under the Current Plan and the Company's 2002 Equity Incentive Plan with a weighted average exercise price of $13.03 and weighted average remaining term of 5.10 years.  In addition, as of May 31, 2013, there were 899,829 restricted shares outstanding, of which 226,125 are performance shares full-value awards outstanding (assuming target/max performance) under the Current Plan.  Other than the foregoing, no other awards under the Current Plan or the 2002 Plan were outstanding or available for grant as of May 31, 2013.
The Plan is a broad-based incentive plan that provides for granting stock options, stock appreciation rights, restricted stock units, restricted stock, performance shares, performance units, cash incentives and other awards to employees of the Company and its subsidiaries and to non-employee directors of the Company. The Plan is the sole active plan for providing equity incentive compensation to eligible employees and non-employee directors. The Board believes that the amendment and restatement of the Plan is in the best interest of stockholders and Republic, as equity awards granted under the Plan help to attract, motivate, and retain talented employees and non-employee directors; align employee and stockholder interests; link employee compensation to company performance; and maintain a culture based on employee stock ownership. Equity is a significant component of total compensation for our employees. The Plan gives the Compensation Committee maximum flexibility to use various forms of incentive awards as part of the Company's overall compensation program.

The Board of Directors has determined that it is in the best interests of the Company and its stockholders to maximize the tax deductibility of performance-based cash and stock awards payable under the Plan. Accordingly, the Company has structured the Plan in a manner that certain payments made under it can satisfy the requirements for “performance-based” compensation within the meaning of Section 162(m) of the Code.
We are requesting that stockholders approve the following amendments to the Current Plan. The amended and restated Plan will become effective on the date it is approved by the Company's stockholders at the 2013 Annual Meeting of Stockholders.

•
Addition of 4,000,000 Shares to the 2007 Equity Incentive Plan. The Current Plan sets forth a maximum number of 5,000,000 shares authorized for issuance thereunder. The Board is requesting that stockholders approve increasing this authorization by 4,000,000 shares to a total of 9,000,000 shares. This means that, if approved by stockholders, the number of additional shares authorized for issuance under the Plan may all be issued pursuant to performance units/shares, restricted stock units and restricted stock awards, which may result in greater dilution than if such shares were subject to stock options or SARs granted under the Plan.

•
Clarification of Option/SAR Repricing Policy. The Plan clarifies that, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding options or stock appreciation rights or cancel outstanding options or stock appreciation rights in exchange for cash, other awards or options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights without stockholder approval; provided that in-the-money options or stock appreciation rights can be cancelled for cash or other consideration that does not exceed the excess of the fair market value of the underlying common stock over the exercise price of the option or stock appreciation right.

•
Changes to Share Recycling. The Current Plan permits shares subject to stock options, stock appreciation rights, or SARs, and similar awards that are not actually delivered in connection with the exercise or settlement of the award to be deemed not to have been issued pursuant to the Plan. The proposed amendments to the Plan prohibit such determination and deem such awards to have been issued under the Plan. The proposed amendments to the Plan also permit shares covered by prior awards that again became available for issuance pursuant to the provisions of the Current Plan before the stockholders' approval of the amendment and restatement of the Plan to remain in the share pool. Finally, the proposed amendments provide that shares not issued or delivered as a result of the net settlement of an outstanding option or SAR, shares used to pay the exercise price or withholding taxes related to an outstanding option or SAR and shares repurchased on the open market with the proceeds of an option exercise price may not again be made available for issuance as awards under the Plan.

•
Payment of Option Exercise Price. The Current Plan provides that an option award recipient may pay the exercise price of an exercised option in cash, or, if allowed by the Compensation Committee, by tendering to the Company previously acquired shares the recipient has held for at least six months prior to the date of tender having an aggregate fair market value at the time of exercise equal to the total option exercise price, or, if allowed by the Compensation Committee, by a combination of the foregoing. The proposed amendments to the Plan eliminate the requirement that previously acquired shares to be tendered in payment of the exercise price be held for at least six months prior to the date of tender and permit the Compensation Committee to allow the exercise price to be paid by withholding shares otherwise issuable in connection with the exercise of the option.

•
Dividend and Voting Rights for Unearned Performance Units and Performance Shares. The proposed amendments to the Plan clarify that participants shall not be entitled to receive dividends or exercise voting rights with respect to shares included in any performance units or performance shares that have not been earned.

•
Non-Employee Director Grants. The Current Plan provides that non-employee directors will receive (a) an automatic grant of an option to purchase 10,000 shares of common stock on the first trading day following the date he or she commences service as a non-employee director, and (b) an automatic grant of an option to purchase 2,500 shares of common stock on the first trading day following each annual meeting of stockholders after the effective date of the Current Plan at which such director is re-elected to the Board of Directors of the Company. The proposed amendments to the Plan delete these automatic grant provisions and provide the Compensation Committee with the discretion to determine the form, amount and terms of equity awards for non-employee directors under the Plan in order to align the terms of the Plan with the Company's compensation program for non-employee directors. Specifically, the proposed amendments state that non-employee director equity awards may consist of options, restricted stock, restricted stock units, SARs or other equity-based awards available under the Plan, or any combination of the foregoing and provide for a maximum aggregate number of shares that may be subject to awards made to a non-employee director of 150,000 shares in any consecutive 36-month period.

•
Individual Award Limits. The proposed amendments to the Plan revise the limit on the number of shares a participant in the Plan may receive from 200,000 in a single calendar year to 600,000 in the aggregate in any consecutive 36-month period.

•
Other Amendments. The proposed amendments to the Plan include clarifying language that the Plan is intended to be structured to take advantage of certain tax benefits, such as those set forth in Section 409A and 162(m) of the Code and provide an additional example of an operational measure available to the Committee in making grants of performance-based awards relating to acquisitions and depositions of significant operational assets.

In addition to these proposed amendments, the Plan has been structured in such a manner that equity awards made under it can satisfy the requirements of “performance-based” compensation within the meaning of Section 162(m) of the Code. In general, under Section 162(m) of the Code, in order for the Company to be able to deduct compensation in excess of $1 million paid in any one year to our Chief Executive Officer or any of our other listed officers (other any officer who is not subject to U.S. income tax), such compensation must qualify as performance-based. One of the requirements of performance-based compensation for purposes of Section 162(m) of the Code is that the material terms of the performance goals under which compensation may be paid be disclosed to and approved by stockholders. Section 162(m) also requires that stockholders re-approve the material terms of the Plan periodically. For purposes of Section 162(m) of the Code, the material terms include the employees eligible to receive compensation, a description of the business criteria on which the performance goal is based, and the maximum amount of compensation that can be paid to an employee under the performance goal. With respect to awards under the Plan, each of these issues is discussed below.
The stockholders of the Company approved the material terms of the Current Plan when it was originally adopted. Stockholder approval of the Plan also will constitute re-approval of the material terms of the Plan for purposes of the approval requirements of Section 162(m) of the Code; however, nothing in this proposal precludes the Company or the Compensation Committee from granting awards that do not qualify for tax deductibility under Section 162(m), nor is there any guarantee that awards intended to qualify for tax deductibility under Section 162(m) will ultimately be viewed as so qualifying by the Internal Revenue Service.

If our stockholders do not approve the Plan, then as of April 1, 2013, the Company will only have 82,292 shares available to grant to its executive officers and directors. Failure of the stockholders to approve this proposal will not affect the rights of existing holders or the awards previously granted under the Current Plan.

Plan Summary
The following discussion summarizes the major features of the Plan as proposed to be amended and is qualified in its entirety by reference to the actual text of the Plan, set forth hereto as Annex A.

General
The Plan permits the grant to employees and non-employee directors of cash and equity-based incentive compensation opportunities, including incentive stock options (ISOs), non-qualified stock options (NQSOs), restricted stock, restricted stock units, performance shares, performance units, and other awards such as stock appreciation rights (SARs) and cash incentive awards.
Duration of the Plan
The Plan will be effective on the date on which it is approved by the stockholders. The Plan will remain in effect, subject to the right of the Compensation Committee to amend or terminate the Plan at any time, until there are no more shares available for issuance under the Plan and all cash awards have been paid or forfeited, pursuant to the Plan's provisions. In no event, however, may an award be granted after June 6, 2017.
Administration
The Plan is administered by the Compensation Committee of our Board of Directors; however, the full Board of Directors may in its discretion make awards under the Plan. Subject to the terms of the Plan, the Compensation Committee has authority to (i) select the individuals that may participate in the Plan, (ii) prescribe the terms and conditions of each participant's award and make amendments thereto, (iii) construe, interpret and apply the provisions of the Plan and of any award made under the Plan and (iv) take all other actions necessary to administer the Plan. The Compensation Committee may delegate certain of its responsibilities and authority to other persons, subject to applicable law.
Securities Covered by the Plan
Subject to adjustments as required or permitted by the Plan, the Company may issue a total of 9,000,000 shares of its common stock under the Plan. The following shares are not taken into account in applying these limitations: (i) shares covered by prior awards that again became available for issuance pursuant to the provisions of the Plan before the stockholders' approval of the amendment and restatement of the Plan, (ii) shares covered by the unexercised portion of an option or SAR that terminates, expires, is canceled or is settled in cash, (iii) shares forfeited or repurchased under the Plan, and (iv) shares covered by awards that are forfeited, canceled, terminated or settled in cash. The following shares may not again be made available for issuance as awards under the Plan: (i) shares not issued or delivered as a result of the net settlement of an outstanding option or SAR, (ii) shares used to pay the exercise price or withholding taxes related to an outstanding option or SAR, or (iii) shares repurchased on the open market with the proceeds of the option exercise price.
Individual Award Limitations
No participant may receive (i) awards in any 36-month period covering more than 600,000 shares in the aggregate. In any calendar year, the maximum an employee of the Company may receive under performance-based cash awards is the lesser of (a) $2,000,000 or (b) an amount equal to three times the employee's annual salary for such calendar year.

Eligibility
Awards may be made under the Plan to any of the Company's or its subsidiaries' present or future directors, officers, employees, consultants or advisers, as well as non-employee directors. Currently, there are approximately 9,500 employees (including our executive officers) and five non-employee directors eligible to participate in the Plan. For purposes of the Plan, a subsidiary is any entity in which the Company has a direct or indirect ownership interest of at least 50% or in the sole discretion of the Committee, it determines that the entity is a subsidiary, notwithstanding that the Company has less than a 50% ownership interest in the entity.
Forms of Award
Stock Options and SARs.   The Company may grant stock options, that is, ISOs, that qualify as “incentive stock options” under Section 422 of the Code, as well as stock options that do not qualify as ISOs. Only employees of the Company or a subsidiary may be granted ISOs. The Company may also grant stock appreciation rights ("SARs"). In general, an SAR gives the holder the right to receive the appreciation in value of the shares of our common stock covered by the SAR from the date the SAR is granted to the date the SAR is exercised. The per share exercise price of a stock option and the per share base value of an SAR may not be less than the fair market value per share of common stock on the date the option or SAR is granted. Generally, the term of a stock option is ten years; provided, however, different limitations apply to ISOs granted to ten-percent stockholders: the term may not be greater than five years and the exercise price may not be less than 110% of the fair market value per share of our common stock on the date the option is granted.
The Compensation Committee may impose such exercise, forfeiture and other terms and conditions as it deems appropriate with respect to stock options and SARs. The exercise price under a stock option may be paid in cash or in any other form or manner permitted by the Compensation Committee, including without limitation, payment of previously-owned shares of our common stock, or payment pursuant to broker-assisted cashless exercise procedures. Methods of exercise and settlement and other terms of SARs will be determined by the Compensation Committee.
The Compensation Committee may establish such exercise and other conditions applicable to an option following the termination of the director's employment or other service with the Company and its subsidiaries as the Compensation Committee deems appropriate on a grant-by-grant basis.
Restricted Stock and Restricted Stock Units.   The Plan authorizes the Compensation Committee to make restricted stock awards, pursuant to which shares of the common stock are issued to designated participants subject to transfer restrictions and vesting conditions. Subject to such conditions as the Compensation Committee may impose, the recipient of a restricted stock award may be given the rights to vote and receive dividends on shares covered by the award pending the vesting or forfeiture of the shares.
Restricted stock unit awards generally consist of the right to receive shares of common stock or cash, as determined by the Committee, in the future, subject to such conditions as the Compensation Committee may impose including, for example, continuing employment or service for a specified period of time or satisfaction of specified performance criteria. Prior to settlement, restricted stock unit awards do not carry voting, dividend or other rights associated with stock ownership; however, dividend equivalents may be payable or accrue if the Compensation Committee so determines.
Unless the Compensation Committee determines otherwise, shares of restricted stock and non-vested restricted stock unit awards will be forfeited upon the recipient's termination of employment or other service with the Company and its subsidiaries.
Other Awards.   The Plan gives the Compensation Committee broad discretion to grant other types of equity-based awards, including, performance units, performance shares, and bonus shares, to grant cash incentive awards and to award equivalent rights, and to provide for settlement in cash and/or shares.
Non-Employee Director Stock Options.   In order to align the interests of non-employee directors with those of the Company's stockholders, a portion of the compensation paid to non-employee directors for their service to the Company will be paid through a grant of an equity-based award under the Plan. Non-employee director equity awards may consist of options, restricted stock, restricted stock units, SARs, or other equity-based awards available under the Plan, or any combination of the foregoing. Each non-employee director equity award shall have such vesting, exercise, transfer restriction and other terms as are determined by the Committee consistent with the Plan and set forth in an award agreement relating to such non-employee director equity award. The maximum aggregate number of shares that may be subject to awards made to a non-employee director in any consecutive 36-month period shall not exceed 150,000 shares.
Performance-Based Awards.   The Compensation Committee may also grant performance-based awards under the Plan. In general, performance-based awards provide for the payment of cash and/or shares of common stock upon the achievement of objective, predetermined performance objectives established by the Compensation Committee. Awards may, but need not, include performance objectives that are intended to satisfy Section 162(m) of the Code. To the extent that awards are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the performance objectives will be based on stock price appreciation (in the case of stock options or SARs) or on one or more of the following factors (in the case of restricted stock, restricted stock units, performance shares or performance units), each of which may be adjusted as provided in the Plan and as described below:

•	income measures (including, but not limited to, gross profit, operating income, earnings before or after taxes, profits before or after taxes, net income or earnings per share);

•	return measures (including, but not limited to, return on assets, investment, equity, or sales or pre-tax margin);

•	cash flow return on investments, which equals net cash flows divided by owners' equity;

•	gross revenues;

•	debt measures (including, without limitation, debt multiples);

•	market value added;

•	economic value added;

•	share price (including, but not limited to, growth measures and total stockholder return);

•	cost measures, (including, but not limited to, cost per available seat mile);

•
operational measures (including, but not limited to, the number of aircraft at year end, the number of departures, the number of block hours, the number of enplanements, the number of additions to our fleet of aircraft, and the accomplishment and/or impact of acquisitions or dispositions of significant operational assets) or

•	any combination of the foregoing.

Performance objectives may be applied to an individual, a subsidiary, a business unit or division, the Company and any one or more of its subsidiaries, or such other operating units as the Compensation Committee may designate. Performance objectives may be expressed in absolute or relative terms and must include an objective formula or standard for computing the amount of compensation payable to an employee if the goal is attained.
The Compensation Committee must certify in writing prior to payment of the performance award that the performance objectives and any other material terms of the award were in fact satisfied. With respect to participants under the Plan whose compensation is subject to Section 162(m) of the Code, and provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code, the Compensation Committee may adjust the performance objectives to account for changes in law and accounting and to make such adjustments as the Compensation Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships. The preceding sentence is not intended to limit the Committee's ability to make other adjustments that comply with the applicable provisions of Code Section 162(m) and other applicable law.
Adjustments of Awards; No Repricing
Generally, in the event of a change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization or any partial or complete liquidation of the Company, the Company will adjust (i) the maximum number of shares of common stock which may be issued under the Plan, (ii) the maximum number of shares of common stock which may be covered by awards made to an individual in any calendar year, (iii) the number of shares of common stock subject to outstanding awards and (iv) where applicable, the exercise price, base price, target market price, or purchase price under outstanding awards, as required to equitably reflect the effect on the common stock of such transactions or changes.
The Plan also provides that, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding stock options or stock appreciation rights or cancel outstanding stock options or stock appreciation rights or cancel outstanding stock options or stock appreciation rights in exchange for cash, other awards, or stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original stock options or stock appreciation rights without stockholder approval; provided, however, the foregoing shall not prohibit the cancellation of Options and/or SARs in exchange for cash or other consideration that does not exceed the excess of the Fair Market Value of the Shares underlying such Options and/or SARs over the exercise price thereof on the date of such cancellation.

Change in Control
In the event of a change in control of the Company, the Board may, in its sole discretion, direct that all option holders shall be permitted to exercise their outstanding options and SARs in whole or in part (whether or not otherwise exercisable) immediately prior to such change in control. Alternatively, if, as part of a change in control transaction, the stockholders of the Company receive capital stock of another corporation in exchange for their shares of common stock, the Board may direct that all options and SARs for common stock that are outstanding at the time of the change in control transaction will be converted into options or SARs (as the case may be) for shares of stock received in such change in control transaction, such that the vesting and other terms and conditions of the converted options and SARs will be substantially the same as the vesting and corresponding other terms and conditions of the original options and SARs. The Board, acting in its discretion, may accelerate vesting of other non-vested awards, and cause cash settlements and/or other adjustments to be made to any outstanding awards as it deems appropriate in the context of a change in control transaction, taking into account with respect to other awards the manner in which outstanding options and SARs are being treated. Generally, any outstanding options and SARs which are not exercised before a change in control involving a merger or liquidation of the Company of a sale of substantially all of the Company's assets will thereupon terminate.
Amendment and Termination of the Plan
Subject to the terms of the Plan, the Compensation Committee may, at any time and from time to time, alter, amend, suspend, or terminate the Plan in whole or in part; provided that, unless the Compensation Committee specifically provides otherwise, any revision or amendment that would cause the Plan to fail to comply with any requirement of applicable law, regulation, or rule if such amendment were not approved by the stockholders of the Company shall not be effective unless and until stockholder approval is obtained.
U.S. Federal Income Tax Consequences
The grant of a stock option or SAR under the Plan is not a taxable event to the participant for federal income tax purposes. In general, ordinary income is realized upon the exercise of a stock option (other than an ISO) in an amount equal to the excess of the fair market value on the exercise date of the shares acquired pursuant to the exercise over the option exercise price paid for the shares. The amount of ordinary income realized upon the exercise of an SAR is equal to the excess of the fair market value of the shares covered by the exercise over the SAR base price. The Company generally will be entitled to a deduction equal to the amount of ordinary income realized by a participant upon the exercise of an option or SAR. The tax basis of shares acquired upon the exercise of a stock option (other than an ISO) or SAR is equal to the value of the shares on the date of exercise. Upon a subsequent sale of the shares, capital gain or loss (long-term or short-term, depending on the holding period of the shares sold) will be realized in an amount equal to the difference between the selling price and the basis of the shares.
No income is realized upon the exercise of an ISO other than for purposes of the alternative minimum tax. Income or loss is realized upon a disposition of shares acquired pursuant to the exercise of an ISO. If the disposition occurs more than one year after the ISO exercise date and more than two years after the ISO grant date, then gain or loss on the disposition, measured by the difference between the selling price and the option exercise price for the shares, will be long-term capital gain or loss. If the disposition occurs within one year of the exercise date or within two years of the grant date, then the gain realized on the disposition will be taxable as ordinary income to the extent such gain is not more than the difference between the value of the shares on the date of exercise and the exercise price, and the balance of the gain, if any, will be capital gain. The Company is not entitled to a deduction with respect to the exercise of an ISO; however, it is entitled to a deduction corresponding to the ordinary income realized by a participant upon a disposition of shares acquired pursuant to the exercise of an ISO before the satisfaction of the applicable one- and two-year holding period requirements described above.
In general, a participant will realize ordinary income with respect to common stock received pursuant to a restricted stock award at the time the shares become vested in accordance with the terms of the award in an amount equal to the fair market value of the shares at the time they become vested, and except as discussed below, the Company is generally entitled to a corresponding deduction. The participant's tax basis in the shares will be equal to the ordinary income so recognized. Upon subsequent disposition of the shares, the participant will realize long-term or short-term capital gain or loss, depending on the holding period of the shares sold.
A participant may make an “early income election” within 30 days of the receipt of restricted shares of common stock, in which case the participant will realize ordinary income on the date the restricted shares are received equal to the difference between the value of the shares on that date and the amount, if any, paid for the shares. In such event, any appreciation in the value of the shares after the date of the award will be taxable as capital gain upon a subsequent disposition of the shares. The Company's deduction is limited to the amount of ordinary income realized by the participant as a result of the early income election.
A participant who receives restricted stock unit awards will be taxed at ordinary income tax rates on the then fair market value of the shares of common stock distributed at the time of settlement of the restricted stock unit awards and, except as discussed below, the Company will generally be entitled to a tax deduction at that time. The participant's tax basis in the shares will equal the amount taxed as ordinary income, and on subsequent disposition, the participant will realize long-term or short-term capital gain or loss.
Other awards will generally result in ordinary income to the participant at the later of the time of delivery of cash, shares, or other awards, or the time that either the risk of forfeiture or restriction on transferability lapses on previously delivered cash, shares, or other awards. Except as discussed below, the Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an award, but will be entitled to no tax deduction relating to amounts that represent a capital gain to a participant.
Section 162(m) of the Code generally allows the Company to obtain tax deductions without limit for performance-based compensation. The Company intends that options and SARs, and, subject to stockholder approval of the performance objectives described herein, contingent long-term performance awards granted under the Plan will qualify as performance-based compensation not subject to the $1 million deductibility cap under Section 162(m). In addition, the Company intends to obtain stockholder approval every five years for the material terms of performance goals for such performance-based compensation as required. A number of requirements must be met in order for particular compensation to so qualify; however, there can be no assurance that such compensation under the Plan will be fully deductible under all circumstances. In addition, other awards under the Plan, such as restricted stock and other stock-based awards, generally may not qualify, so that compensation paid to executive officers in connection with such awards may not be deductible.
THE ABOVE SUMMARY PERTAINS SOLELY TO CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES ASSOCIATED WITH AWARDS MADE UNDER THE PLAN AND DOES NOT PURPORT TO BE COMPLETE. THE SUMMARY DOES NOT ADDRESS ALL FEDERAL INCOME TAX CONSEQUENCES AND IT DOES NOT ADDRESS STATE, LOCAL AND NON-U.S. TAX CONSIDERATIONS.
Existing Plan Benefits
Pursuant to SEC rules, the following table sets forth the number of shares subject to options granted through May 31, 2013 that count against the maximum share authorization of the Plan.  These share numbers do not take into account the effect of options that have been cancelled or that expired unexercised.

Name and Position	Number of Shares
Bryan K. Bedford, President and Chief Executive Officer	699,500
Wayne C. Heller, Executive Vice President, Chief Operating Officer	479,375
Timothy P. Dooley, Senior Vice President, Chief Financial Officer, Treasurer and Secretary	172,334
Lars-Erik Arnell, Senior Vice President, Corporate Development	159,000
David N. Siegel, President and Chief Executive Officer of Frontier	17,500
All current executive officers as a group	1,527,709
All non-employee directors as a group	72,500
All employees as a group (excluding executive officers)	1,315,000

New Plan Benefits
The benefits that will be awarded or paid under the amended and restated 2007 Equity Incentive Plan cannot currently be determined. Awards granted under the Plan are within the discretion of the Compensation Committee and the committee has not determined future awards or who might receive them. It is not possible to determine the benefits or amounts that would have been received in 2012 had the amendment and restatement of the Plan then been in effect. As of May 31, 2013, the closing price of a share of the Company's common stock was $10.73.

Vote Required

The affirmative vote of the holders of a majority of the shares of the Company's common stock present in person or represented by proxy and entitled to vote at the annual meeting is required for the approval of this proposal.
If you are a stockholder of record and you do not sign and return your Proxy card or vote by telephone or Internet, your shares will not be voted at the Annual Meeting. Under the New York Stock Exchange rules, this proposal is not a routine matter and broker non-votes may occur with respect to this proposal. If your shares are held in street name and you do not issue instructions to your broker, your broker or nominee may not vote your shares on this matter without receiving instructions.
Broker non-votes with respect to this matter will be treated as neither a vote “for” nor a vote “against” the matter, although they will be counted in determining the number of votes required to attain a majority of the shares present or represented at the meeting and entitled to vote. An abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote “against” the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.
THE BOARD OF DIRECTORS DEEMS PROPOSAL No. 4 - APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE REPUBLIC AIRWAYS HOLDINGS INC. 2007 EQUITY INCENTIVE PLAN. TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

STOCKHOLDER PROPOSALS

Proposals of Security Holders for 2014 Annual Meeting

Stockholders desiring to submit proposals to be included in the Proxy Statement for the 2014 Annual Meeting will be required to submit them to the Company in writing on or before February 14, 2014. Any stockholder proposal must also be proper in form and substance, as determined in accordance with the Exchange Act and the rules and regulations promulgated thereunder. Proposals should be addressed to the Secretary of the Company, Republic Airways Holdings Inc., 8909 Purdue Road, Suite 300, Indianapolis, Indiana 46268.

A Stockholder proposal not included in our Proxy Statement for the 2014 Annual Meeting of Stockholders will be ineligible for presentation at the 2014 Annual Meeting, unless the stockholder gives timely notice of the proposal in writing to our Secretary no earlier than April 17, 2014 and no later than May 17, 2014. Notices of intention to present proposals at the 2014 Annual Meeting should be addressed to the Secretary of the Company, Republic Airways Holdings Inc., 8909 Purdue Road, Suite 300, Indianapolis, Indiana 46268.

Stockholder Communications with the Board

Stockholders and other interested parties who wish to communicate with the Company's Board of Directors should send their correspondence to the Board of Directors, c/o the Secretary of the Company, Republic Airways Holdings Inc., 8909 Purdue Road, Suite 300, Indianapolis, Indiana 46268. Communications may be addressed to the entire Board, to a committee of the Board, or to an individual director. The Secretary or the Secretary's designee will conduct a preliminary review of stockholder communications and decide the timing and appropriate process for providing such communications to the Board, to the committee or to the individual director to whom the communication was addressed.

OTHER BUSINESS

The Board of Directors knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the proxy to vote on such matters in accordance with their best judgment.
LIMITATION ON VOTING BY FOREIGN OWNERS

Our certificate of incorporation provides that shares of capital stock may not be voted by, or at the direction of, persons who are not citizens of the United States if the number of such shares would exceed applicable foreign ownership restrictions. Applicable restrictions currently require that no more than 25% of our voting stock be owned or controlled, directly or indirectly, by persons who are not U.S. citizens, and that our president and at least two-thirds of our directors or other managing officers be U.S. citizens. However, up to 49% of the total equity of our company may be owned directly or indirectly by persons who are not citizens of the United States. Our certificate of incorporation also gives us the right to redeem or suspend the voting rights of our capital stock to enable us to comply with applicable restrictions. For purposes of the certificate of incorporation, “U.S. citizen” means:

•	an individual who is a citizen of the United States;

•	a partnership each of whose partners is an individual who is a citizen of the United States; or

•
a corporation or association organized under the laws of the United States or a State, the District of Columbia, or a territory or possession of the United States, of which the president and at least two-thirds of the board of directors and other managing officers are citizens of the United States, and in which at least 75% of the voting interest is owned or controlled by persons that are citizens of the United States.

In addition, the U.S. Department of Transportation has broad authority to determine on a case-by-case basis whether an air carrier is effectively owned and controlled by U.S. citizens, and has indicated that the ownership of less than 50% of an air carrier's total equity securities by non-U.S. citizens, taken alone, is not indicative of foreign control of the airline.

The prompt return of your proxy card will be appreciated and helpful in obtaining the necessary votes. Therefore, whether or not you expect to attend the Annual Meeting, please vote your proxy by telephone or Internet, or request, sign and return your proxy card.

By Order of the Board of Directors

Timothy P. Dooley Secretary

Dated: June 26, 2013

A FULL COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING TO: REPUBLIC AIRWAYS HOLDINGS INC., ATTENTION: SECRETARY OF THE COMPANY, 8909 PURDUE ROAD, SUITE 300, INDIANAPOLIS, INDIANA 46268.

REPUBLIC AIRWAYS HOLDINGS INC.
2007 EQUITY INCENTIVE PLAN
ARTICLE 1
GENERAL PLAN INFORMATION

1.1    Background. The Plan permits the grant to Employees and Non-Employee Directors of cash and equity-based incentive compensation opportunities, including Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Options, including ISOs, NQSOs, and Other Awards such as Stock Appreciation Rights and Cash Incentive Awards. In addition, Non-Employee Directors shall receive automatic grants of equity-based Awards pursuant to Article 10 hereof.

1.2    Objectives. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives, including long-term incentives, that are consistent with the Company's goals and that link the interests of Participants to those of the Company's stockholders; to provide Participants with incentives for excellence in individual performance; to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success; and to allow Participants to share in the success of the Company.

1.3    Duration of the Plan. The Plan, as restated herein, shall be effective on the date on which such restatement is approved by the Company's stockholders. The Plan shall remain in effect, subject to the right of the Committee to amend or terminate the Plan at any time, until there are no more Shares available for issuance under the Plan and all cash Awards have been paid or forfeited pursuant to the Plan's provisions. In no event, however, may an Award be granted more than ten years after the Effective Date.

ARTICLE 2

DEFINITIONS

As used herein, the masculine includes the feminine and the singular includes the plural, and vice versa, and the following terms shall have the meanings set forth below, unless otherwise clearly required by the context.
2.1    "Award" means a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, and Other Awards.

2.2    "Award Agreement" means an agreement entered into by the Company and a Participant, or another instrument prepared by the Company in lieu of such an agreement, setting forth the terms and conditions applicable to an Award pursuant to the Plan. An Award Agreement may be in hard copy, electronic form, or such other form as the Company may permit.

2.3    "Board" means the Board of Directors of the Company.

2.4    "Cash Incentive Award" means a performance-based cash incentive Award granted pursuant to Section 9.5.

2.5    "Change in Control," unless otherwise defined by the Committee, shall be deemed to have occurred if and when, after the Effective Date,

(a)there occurs (1) any consolidation or merger in which the Company is not the continuing or surviving entity or pursuant to which shares of the common stock would be converted into cash, securities or other property, other than (i) a consolidation or merger of the Company in which the holders of the common stock immediately prior to the consolidation or merger have the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger, or (ii) a consolidation or merger which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (by being converted into voting securities of the continuing or surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the surviving or continuing entity immediately after such consolidation or merger and which would result in the members of the Board immediately prior to such consolidation or merger (including, for this purpose, any individuals whose election or nomination for election was approved by a vote of at least two-thirds of such members), constituting a majority of the board of directors (or equivalent governing body) of the surviving or continuing entity immediately after such consolidation or merger, or (2) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the Company's assets;

(b)the Company's stockholders approve any plan or proposal for the liquidation or dissolution of the Company;

(c)any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of forty percent (40%) or more of the common stock other than pursuant to a plan or arrangement entered into by such person and the Company; or

(d)during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority of the Board unless the election or nomination for election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

Notwithstanding the preceding provisions of this Section 2.5, to the extent required to comply with Code Section 409A, an event described above shall not constitute a "Change in Control" unless it is, with respect to the Participant, a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, within the meaning of Code Section 409A(a)(2)(A)(v) and the regulations thereunder.
2.6    "Code" means the Internal Revenue Code of 1986, as amended.

2.7    "Committee" means the Compensation Committee of the Board or any other committee appointed by the Board to administer the Plan and Awards to Participants who are Employees.

2.8    "Company" means Republic Airways Holdings Inc., a Delaware corporation, and any successor thereto.
2.9    "Company Group" means the Company and all Subsidiaries.

2.10    "Disability" means, unless otherwise determined by the Committee, a recipient's absence from employment or other service for at least one hundred eighty (180) days in any twelve (12) month period as a result of his or her incapacity due to physical or mental illness, as determined by the Committee. To the extent required to comply with Code Section 409A, "Disability" shall have the meaning specified in Code Section 409A(a)(2)(C) and the regulations thereunder.

2.11    "Effective Date" means June 6, 2007, the date on which the Plan was originally approved by the Company's stockholders.

2.12    "Employee" means any employee or consultant of the Company or a Subsidiary.

2.13    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.14    "Fair Market Value" means the fair market value of a share of common stock on any date as determined by the Committee in its sole discretion; provided that (a) if the shares of common stock are admitted to trading on a national securities exchange, fair market value of a share of common stock on any date shall be the closing sale price reported for such share on such exchange on such date, or (b) if the shares of common stock are not so admitted but are subject to quotation on the OTC Bulletin Board or another comparable quotation system administered by the National Association of Securities Dealers, the fair market value of a share of common stock on any date shall be the average of the highest bid and lowest asked prices of such share on such system on such date provided that both bid and ask prices were reported on such date.

2.15    "ISO" means an Option that is designated by the Committee as an "incentive stock option" within the meaning of Section 422 of the Code.

2.16    "Non-Employee Director" means any individual who is a member of the Board or of the board of directors (or comparable governing body) of a Subsidiary, and who is not an Employee.

2.17    "NQSO" means an Option that is not designated by the Committee as an ISO.

2.18    "Option" means an option to purchase Shares that is granted pursuant to the Plan and is either an ISO or a NQSO.

2.19    "Other Award" means an Award granted to a Participant pursuant to Article 9.

2.20    "Participant" means an Employee or Non-Employee Director who has been selected to receive an Award or who holds an outstanding Award.

2.21    "Performance-Based Exception" means the performance-based exception from the tax deductibility limitation imposed by Code Section 162(m), as set forth in Code Section 162(m)(4)(C).

2.22    "Performance Share" means an Award granted pursuant to Article 8, which, on the date of grant, shall have a value equal to the Fair Market Value of a Share on that date.

2.23    "Performance Unit" means an Award granted pursuant to Article 8, which shall have an initial value established by the Committee on the date of grant.
2.24    "Plan" means the Republic Airways Holdings Inc. Equity Incentive Plan, as it is set forth herein and as it may be amended from time to time.

2.25    "Restricted Stock" means an Award granted pursuant to Section 7.1.

2.26    "Restricted Stock Unit" means an Award granted pursuant to Section 7.5.

2.27    "Restricted Period" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or the occurrence of other events determined by the Committee in its discretion) and the Shares are subject to a substantial risk of forfeiture, as provided in Article 7.

2.28    "Share" means a share of the Company's common stock, $,001 par value.

2.29    "Share Pool" means the number of Shares available under Section 4.1, as adjusted pursuant to Section 4.3.

2.30    "Stock Appreciation Right" or "SAR" means an Award, granted either alone or in connection with a related Option, pursuant to the terms of Article 9.

2.31    "Subsidiary" means (a) a corporation, partnership, joint venture, or other entity in which the Company has an ownership interest of at least fifty percent (50%), and (b) any corporation, partnership, joint venture, or other entity in which the Company holds an ownership interest of less than fifty percent (50%) but which, in the discretion of the Committee, is treated as a Subsidiary for purposes of the Plan.

2.32    "Ten Percent Shareholder" means a Participant who owns stock of the Company possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation (within the meaning of Section 422(b) of the Code).

2.33    "Termination of Employment" means, in the case of an Employee, a complete cessation of the employment or consulting relationship between the Employee and the Company Group, including a cessation that results from the entity with which the Employee has an employment or consulting relationship ceasing to be a Subsidiary.

ARTICLE 3

ADMINISTRATION

3.1    General. Except as otherwise determined by the Board in its discretion, the Plan shall he administered by the Committee; provided however that, the Board may, in its sole discretion, make awards under the Plan. The Committee shall consist exclusively of two (2) or more non-employee directors within the meaning of the rules promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act who also qualify as outside directors within the meaning of Code Section 162(m) and the related regulations under the Code. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.

3.2    Authority of the Committee. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions hereof, the Committee shall have full power in its discretion to select Employees who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any Award Agreement or other agreement or instrument entered into or issued under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; amend the terms and conditions of any outstanding Award; determine whether and on what terms and conditions outstanding Awards will be adjusted for dividend equivalents (e.g., a credit made at the discretion of the Committee to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented or covered by an outstanding Award held by the Participant); and establish a program pursuant to which designated Participants may receive an Award under the Plan in lieu of compensation otherwise payable in cash. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan; provided, however, the Committee shall not change the terms of any Award to the extent that such change would subject the Participant to additional taxes under Code Section 409A. Notwithstanding the foregoing, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARs in exchange for cash, other awards, or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without stockholder approval; provided, however, the foregoing shall not prohibit the cancellation of Options and/or SARs in exchange for cash or other consideration that does not exceed the excess of the Fair Market Value of the Shares underlying such Options and/or SARs over the exercise price thereof on the date of such cancellation.

3.3    Delegation of Authority. Subject to the requirements of applicable law, the Committee may delegate to any person or group or subcommittee of persons (who may, but need not be, members of the Committee) such Plan-related functions within the scope of its responsibility, power and authority as it deems appropriate. Without limiting the foregoing, the Committee may delegate administrative duties to such person or persons as it deems appropriate. The Committee may not delegate its authority with respect to (a) non-ministerial actions with respect to individuals who are subject to the reporting requirements of Section 16(a) of the Exchange Act; (b) non-ministerial actions with respect to Awards that are intended to qualify for the Performance-Based Exception; or (c) certifying the satisfaction of performance goals and other material terms attributable to Awards intended to qualify for the Performance-Based Exception.

3.4    Decisions Binding. All determinations and decisions made by the Committee and all related orders and resolutions of the Committee shall be final, conclusive, and binding on all persons.

3.5    Performance-Based Awards. For purposes of the Plan, it shall be presumed, unless the Committee indicates to the contrary, that all Awards to Employees who are "covered employees" within the meaning of Code Section 162(m)(3) are intended to qualify for the Performance-Based Exception. If the Committee does not intend an Award to such an Employee to qualify for the Performance-Based Exception, the Committee shall reflect its intent in its records in such manner as the Committee determines to be appropriate.

ARTICLE 4

SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1    Number of Shares Issuable under the Plan. Shares that may be issued pursuant to Awards may be either authorized and unissued Shares, or authorized and issued Shares held in the Company's treasury, or any combination of the foregoing. Subject to adjustment as provided in Section 4.3, there shall be reserved for issuance under Awards 9,000,000 Shares, all of which may be subject to ISOs. For the purposes hereof, the following Shares covered by previously-granted Awards shall be deemed not to have been issued under the Plan and will remain in the Share Pool: (a) Shares covered by prior Awards that again became available for issuance pursuant to the provisions of the Plan before the stockholders' approval of this amendment and restatement of the Plan; (b) Shares covered by the unexercised portion of an Option or SAR that terminates, expires, is canceled or is settled in cash, (c) Shares forfeited or repurchased under the Plan, and (d) Shares covered by Awards that are forfeited, canceled, terminated, or settled in cash. The following Shares may not again be made available for issuance as awards under the Plan: (i) Shares not issued or delivered as a result of the net settlement of an outstanding Option or SAR, (ii) Shares used to pay the exercise price or withholding taxes related to an outstanding Option or SAR, or (iii) Shares repurchased on the open market with the proceeds of the Option exercise price.

4.2    Individual Award Limitations. No Participant shall be granted Awards in any consecutive 36-month period covering more than 600,000 Shares in the aggregate. The maximum amount an Employee may earn for any calendar year under Cash Incentive Awards granted to such Employee is the lesser of (a) $2,000,000 or (b) an amount equal to three times the Employee's annual salary for such calendar year.

4.3    Adjustments in Authorized Shares. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code

Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares available for grants under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards, and in the per-Participant Award limit set forth in Section 4.2 hereof, as may be determined to be appropriate and equitable by the Committee, in its discretion, to prevent dilution or enlargement of the benefits available under the Plan and of the rights of Participants; provided that the number of Shares subject to any Award shall always be a whole number. In a stock-for-stock acquisition of the Company, the Committee may, in its discretion, substitute securities of another issuer for any Shares subject to outstanding Awards.

ARTICLE 5

ELIGIBILITY AND PARTICIPATION

5.1    Eligibility. All Employees and Non-Employee Directors are eligible to participate in the Plan. Only employees of the Company or a Subsidiary may be granted ISOs.

5.2    Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Employees those to whom Awards shall be granted and shall determine the nature and size of each Award. The Committee shall determine the Awards to be granted to the Non-Employee Directors in accordance with Article 10 of the Plan and the Company's compensation program for Non-Employee Directors.

ARTICLE 6

STOCK OPTIONS

6.1    Grant of Options. Subject to the terms of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2    Option Exercise Price. The per-Share exercise price under each Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. Notwithstanding the foregoing, in the case of an ISO granted to a Ten Percent Shareholder, the per-Share exercise price shall not be less than one hundred percent (110%) of the Fair Market Value of a Share on the date the Option is granted.

6.3    Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided that no Option shall be exercisable after the tenth (10th) anniversary of its date of grant. Notwithstanding the foregoing, in the case of an ISO granted to a Ten Percent Shareholder, the Option shall not be exercisable after the fifth (5th) anniversary of its date of grant.

6.4    Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

6.5    Payment. When an Option is exercised, the Option exercise price shall be payable to the Company in full either:

a.in cash or its equivalent; or

b.if allowed by the Committee, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option exercise price; or

c.if allowed by the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option; or

d.if allowed by the Committee, a combination of the foregoing.

The Committee also may allow broker-assisted exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means that the Committee determines to be consistent with the Plan's purpose and applicable law. Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment of the Option exercise price, the Company shall deliver to the Participant, in the Participant's name

(or, at the direction of the Participant, jointly in the names of the Participant and the Participant's spouse), one or more Share certificates for the Shares purchased under the Option(s).
6.6    Effect of Termination of Employment. Except as otherwise expressly provided in an Award Agreement, and subject to the Committee's authority under Section 3.2, a Participant's Options shall be forfeited immediately upon a Participant's Termination of Employment to the extent that they are not exercisable on such date.

6.7    Additional Limitations on ISOs. Notwithstanding anything in the Plan to the contrary, to the extent required from time to time by the Code and/or applicable regulations, the following additional provisions shall apply to the grant of Options that are intended to qualify as ISOs:

6.7.1    Fair Market Value Limitation. The aggregate Fair Market Value (determined as of the date the ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company (or any parent or subsidiary corporation within the meaning of Code Section 424) shall not exceed one hundred thousand dollars ($100,000) or such other amount as may subsequently be specified by the Code and/or applicable regulations; provided that, to the extent that such limitation is exceeded, any Options on Shares with a Fair Market Value in excess of such amount shall be deemed to be NQSOs.

6.7.2    Code Section 422. ISOs shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify as incentive stock options under Section 422 of the Code. Moreover, no ISOs may be granted more than ten years from the earlier of the date on which the Plan was adopted by the Board or the date the Plan received stockholder approval.

ARTICLE 7

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1    Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

7.2    Restrictions.

a.The Committee shall impose such conditions and/or restrictions on any Shares of Restricted Stock as the Committee may determine including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, transfer restrictions, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions, and/or restrictions under applicable federal or state securities laws.

b.The Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

c.Except as otherwise provided in this Article or in an Award Agreement relating to a Director Equity Award made pursuant to Article 10, Shares of Restricted Stock that have not yet been forfeited or canceled shall become freely transferable (subject to any restrictions under applicable securities laws) by the Participant after the last day of the applicable Restriction Period.

7.3    Voting Rights. Participants holding Shares of Restricted Stock may be granted full voting rights with respect to those Shares during the Restriction Period.

7.4    Dividends and other Distributions. As provided in the Award Agreement, during the Restriction Period, Participants holding Shares of Restricted Stock may be credited with regular cash dividends paid with respect to such Shares while they are so held. The Award Agreement may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Stock is designed to comply with the requirements of the Performance-Based Exception, the Award Agreement may apply any restrictions that the Committee deems appropriate to the payment of dividends declared with respect to such Restricted Stock, so that the dividends and/or the Restricted Stock shall be eligible for the Performance-Based Exception.

7.5    Restricted Stock Units. In lieu of or in addition to any Awards of Restricted Stock, the Committee may grant Restricted Stock Units to any Participant, subject to the terms and conditions of this Article being applied to such Awards as if those Awards were for Restricted Stock and subject to such other terms and conditions as the Committee may determine, including terms needed to comply with the applicable requirements of Code Section 409A. Each Restricted Stock Unit shall have the value of one Share. Restricted Stock Units shall be paid at such time or times as specified in the Award Agreement, and may be paid in cash, Shares, or a combination thereof, as determined by the Committee in its discretion.

7.6    Effect of Termination of Employment. Except as otherwise expressly provided in an Award Agreement, and subject to the Committee's authority under Section 3.2, Restricted Stock and Restricted Stock Units shall be forfeited upon a Participant's Termination of Employment to the extent that such Restricted Stock and Restricted Stock Units have not become vested.

ARTICLE 8

PERFORMANCE UNITS AND PERFORMANCE SHARES

8.1    Grant of Performance Units/Shares. Subject to the terms of the Plan, Performance Units, and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

8.2    Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met, shall determine the number and/or value of Performance Units/Shares that shall be paid out to the Participant.

8.3    Earning Performance Units/Shares. Subject to the terms of the Plan, after the applicable performance period has ended, the holder of Performance Units/Shares shall be entitled to receive payout with respect to the number and value of Performance Units/Shares earned by the Participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

8.4    Form and Timing of Payment of Performance Units/Shares.

8.4.1    Distributions. Except as provided in the Award Agreement, payment of earned Performance Units/Shares shall be made in a single lump sum following the close of the applicable performance period. Subject to the terms of the Plan, the Committee, in its discretion, may direct that earned Performance Units/Shares be paid in the form of cash or Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares on the last trading day immediately before the close of the applicable performance period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

8.4.2    Dividends. As provided in the Award Agreement, Participants may be entitled to receive any dividends declared with respect to Shares that have been earned in connection with grants of Performance Units and/or Performance Shares, but not yet distributed to Participants; and (if so provided in the Award Agreement) such dividends may be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares covered by Restricted Stock Awards; provided that such terms comply with the applicable requirements of Code Section 409A. In addition, Participants may, at the discretion of the Committee, be entitled to exercise voting rights with respect to such Shares. For the avoidance of doubt, Participants shall not be entitled to receive dividends or exercise voting rights with respect to any Shares included in any Performance Units or Performance Shares that have not been earned.

ARTICLE 9

OTHER AWARDS

9.1    General. Subject to the terms of the Plan, the Committee may grant any types of Awards other than those that are specifically set forth in Articles 6 through 8 hereof, including, but not limited to, SARs, Cash Incentive Awards, and the payment of Shares in lieu of cash under any Company incentive bonus plan or program. Subject to the terms of the Plan, the Committee, in its sole discretion, shall determine the terms and conditions of such Other Awards.

9.2    Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee provided that the SAR exercise price under each SAR shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the SAR is granted. The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 hereof) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. The grant price of an SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR.

9.3    Term of SARs. The term of an SAR shall be determined by the Committee, in its discretion; provided that such term shall not exceed ten years.

9.4    Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

a.the excess of the Fair Market Value of a Share on the date of exercise over the grant price, by

b.the number of Shares with respect to which the SAR is exercised.
At the discretion of the Committee, the payment upon exercise of an SAR may be in cash, in Shares of equivalent Fair Market Value, or in some combination thereof.
9.5    Cash Incentive Awards. Incentive Awards, including annual incentive Awards and long-term incentive Awards, denominated as cash amounts, may be granted under the Plan, subject to achievement of specified performance goals established by the Committee. At the expiration of the applicable performance period, the Committee shall determine whether and the extent to which the performance goals are achieved and the extent to which each Cash Incentive Award has been earned. The amount (if any) payable to a Participant in respect of a Cash Incentive Award will be paid in cash as soon as practicable after such amount is determined, subject to such deferral conditions as may be permitted or prescribed, all as consistent with the requirements of Code Section 409A.

ARTICLE 10

NON-EMPLOYEE DIRECTOR EQUITY AWARDS

In order to align the interests of Non-Employee Directors with those of the Company's stockholders, a portion of the compensation paid to Non-Employee Directors for their service to the Company will be paid through a grant of an equity-based Award under the Plan (each a "Director Equity Award"). Director Equity Awards may consist of Options, Restricted Stock, Restricted Stock Units, SARs, other equity-based Awards available under the Plan, or any combination of the foregoing, as determined by the Committee from time to time. Each Director Equity Award shall have such vesting, exercise, transfer restriction and other terms as are determined by the Committee consistent with the Plan and set forth in an Award Agreement relating to such Director Equity Award. The maximum aggregate number of Shares that may be subject to Awards made to a Non-Employee Director in any consecutive 36-month period shall not exceed 150,000 shares.

ARTICLE 11

AWARD AGREEMENTS

11.1    In General. Each Award shall be evidenced by an Award Agreement that shall include such provisions as the Committee shall determine and that shall specify

a.in the case of an Option or SAR, the number of the Shares to which the Option or SAR pertains, the Option exercise price or SAR grant price, the term of the Option or SAR, the schedule on which the Option or SAR becomes exercisable, and, in the case of an Option, whether it is intended to be an ISO or an NQSO;

b.in the case of Restricted Stock, the number of Shares of Restricted Stock granted, the applicable restrictions, the Restriction Period(s), and any dividend rights, including any distribution provisions necessary to satisfy the requirements of Code Section 409A with respect to such rights;

c.in the case of Restricted Stock Units, the number of Restricted Stock Units granted, the applicable restrictions, the Restriction Period(s), and distribution provisions necessary to satisfy the requirements of Code Section 409A or an exemption therefrom;

d.in the case of Performance Units or Performance Shares, the number of Performance Units or Performance Shares granted, the initial value of a Performance Unit (if applicable), the performance goals, and distribution provisions necessary to satisfy the requirements of Code Section 409A or an exemption therefrom;

e.in the case of a Cash Incentive Award, the amount that may be earned and the performance goals, and distribution provisions necessary to satisfy the requirements of Code Section 409A or an exemption therefrom.

11.2    Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have rights under the Award following the Participant's Termination of Employment. The Award Agreement may make distinctions based on the reason for the Participant's Termination of Employment, provided that such distinctions do not cause the Award to violate the provisions of Code Section 409A.

11.3    Restrictions on Transferability. Subject to the provisions of the Plan, each Award Agreement shall set forth such restrictions on the transferability of the Award and on the transferability of Shares acquired pursuant to the Award as the Committee may deem advisable, including, without limitation, restrictions under applicable securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or then traded, and under any blue sky or state securities laws applicable to such Shares. In the case of an ISO (and in the case of any other Award, except as otherwise provided in the Award Agreement), a Participant's Award may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and shall be exercisable during the Participant's lifetime only by the Participant.

11.4    Uniformity Not Required. The provisions of the Award Agreements need not be uniform among all Awards, among all Awards of the same type, among all Awards granted to the same Participant, or among all Awards granted at the same time.

ARTICLE 12

PERFORMANCE MEASURES

12.1    Performance Criteria. Unless and until the Company's stockholders approve a change in the general performance measures set forth in this Article 12, the attainment of which may determine the degree of payout and/or vesting with respect to Awards that are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants may be measured at the Company level, at a subsidiary level, or at an operating unit level, and may be applied to an individual or a group of persons, and shall be chosen from among, and may include any combination of, the following:

a.Income measures (including, but not limited to, gross profit, operating income, earnings before or after taxes, profits before or after taxes, net income or earnings per share);

b.Return measures (including, but not limited to, return on assets, investment, equity, or sales or pre-tax margin);

c.Cash flow return on investments, which equals net cash flows divided by owners' equity;

d.Gross revenues;

e.Debt measures (including, without limitation, debt multiples);

f.Market value added;

g.Economic value added;

h.Share price (including, but not limited to, growth measures and total stockholder return);

i.Cost measures, (including, but not limited to, cost per available seat mile); and

j.Operational measures (including, but not limited to, the number of aircraft at year end, the number of departures, the number of block hours, the number of enplanements, the number of additions to our fleet of aircraft, and the accomplishment and/or impact of acquisitions or dispositions of significant operational assets).

With respect to Participants whose compensation is subject to Code Section 162(m), and provided that such adjustments are consistent with the regulations promulgated under Code Section 162(m), the Committee may provide, at the time it establishes performance goals for a year, that such goals will be adjusted to account for changes in the law and/or accounting rules or to reflect the impact of unusual or extraordinary items, events, or circumstances to avoid windfalls or hardships. The preceding sentence is not intended to limit the Committee's ability to make other adjustments that comply with the applicable provisions of Code Section 162(m) and other applicable law.
12.2    Adjustments. The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided that Awards that are designed to qualify for the Performance-Based Exception may not be adjusted upward (although the Committee shall retain the discretion to adjust such Awards downward).

12.3    Certification. In the case of any Award that is granted subject to the condition that a specified performance measure be achieved, no payment under such Award shall be made prior to the time that the Committee certifies in writing that the performance measure has been achieved. For this purpose, approved minutes of the Committee meeting at which the certification is made shall be treated as a written certification. No such certification is required, however, in the case of an Award that is based solely on an increase in the value of a Share from the date such Award was made.

ARTICLE 13

BENEFICIARY DESIGNATION

Each Participant may, from time to time, name any beneficiary or beneficiaries to whom any benefit under the Plan is to be paid in case of the Participant's death before the Participant receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant with respect to such benefit, shall be in a form prescribed by the Company, and shall be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, any benefits remaining unpaid under the Plan at the Participant's death shall be paid to the Participant's estate unless otherwise provided in the Award Agreement.
ARTICLE 14

DEFERRALS

The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due pursuant to the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, the satisfaction of any requirements or goals with respect to Performance Units/Shares, or in connection with any Other Awards, all in accordance with such procedures and upon such terms and conditions as the Committee, acting in its discretion, may prescribe, subject to, and in accordance with, Section 409A of the Code.

ARTICLE 15

NO RIGHT TO EMPLOYMENT OR PARTICIPATION

15.1    Employment. The Plan shall not interfere with or limit in any way the right of the Company or of any Subsidiary to terminate any Employee's employment at any time, and the Plan shall not confer upon any Employee the right to continue in the employ of the Company or of any Subsidiary.

15.2    Participation. No Employee or Non-Employee Director shall have the right to be selected to receive an Award or, having been so selected, to be selected to receive a future Award.

ARTICLE 16

CHANGE IN CONTROL

In the event of a Change in Control, the Board may in its sole discretion direct that (a) all option holders shall be permitted to exercise their outstanding Options and SARs in whole or in part (whether or not otherwise exercisable) immediately prior to such Change in Control; or (b) if, as part of a Change in Control transaction, the stockholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of common stock (whether or not such Exchange

Stock is the sole consideration), all options and SARs for common stock that are outstanding at the time of the Change in Control transaction shall be converted into options or SARs (as the case may be) for shares of Exchange Stock, such that the vesting and other terms and conditions of the converted options and SARs shall be substantially the same as the vesting and corresponding other terms and conditions of the original options and SARs. The Board, acting in its discretion, may accelerate vesting of other non-vested awards, and cause cash settlements and/or other adjustments to be made to any outstanding awards (including, without limitation, options and SARs) as it deems appropriate in the context of a Change in Control transaction, taking into account with respect to other awards the manner in which outstanding Options and SARs are being treated. Any outstanding Options and SARs which are not exercised before a Change in Control described in Section 2.5(a) or (b) shall thereupon terminate.

ARTICLE 17

AMENDMENT AND TERMINATION

17.1    Amendment and Termination. Subject to the terms of the Plan, the Committee may at any time and from time to time, alter, amend, suspend, or terminate the Plan in whole or in part; provided that, unless the Committee specifically provides otherwise, any revision or amendment that would cause the Plan to fail to comply with any requirement of applicable law, regulation, or rule if such amendment were not approved by the stockholders of the Company shall not be effective unless and until stockholder approval is obtained.

17.2    Outstanding Awards. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, or modification of the Plan shall cause, without the consent of the Participant, any previously granted Awards to be forfeited or altered in a way that adversely affects the Participant. After the termination of the Plan, any previously granted Award shall remain in effect and shall continue to be governed by the terms of the Plan, the Award, and any applicable Award Agreement.

ARTICLE 18

TAX WITHHOLDING

18.1    Tax Withholding. The Company and its Subsidiaries shall have the power and the right to deduct or withhold, or to require a Participant to remit to the Company or to a Subsidiary, an amount that the Company or a Subsidiary reasonably determines to be required to comply with federal, state, local, or foreign tax withholding requirements.

18.2    Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory withholding tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.

ARTICLE 19

SUCCESSORS

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 20

LEGAL CONSTRUCTION

20.1    Severability. If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

20.2    Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

20.3    Section 409A Compliance. It is intended that all Awards either satisfy the requirements of Code Section 409A or qualify for an exemption therefrom, and the Plan and Award Agreements shall be administered and interpreted to effect such compliance. Toward that end, if any payment or benefit received or to be received by a Participant pursuant to an Award would cause the Participant to incur a penalty tax or interest under Section 409A of the Code or any regulations or Treasury Department guidance promulgated thereunder, the Committee may reform the provision(s) of such Award to the extent permissible to avoid to the maximum extent practicable the incurrence of any such penalty tax or interest.

20.4    Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware (without regard to the legislative or judicial conflict of laws rules of any state), except to the extent superseded by federal law.

REPUBLIC AIRWAYS HOLDINGS INC.
Annual Meeting of Stockholders
August 13, 2013 10:00 AM
This Proxy Is Solicited By The Board of Directors

The undersigned stockholder of Republic Airways Holdings Inc. (the “Company”) does hereby nominate, constitute and appoint Bryan K. Bedford and Timothy P. Dooley, and each of them, true and lawful proxy and attorney(s), with full power of substitutions for the undersigned and in the undersigned's name, place and stead, to represent and vote all of the common stock, par value $.001 per share, of the Company, held in the name of the undersigned on its books as of May 31, 2013, at the 2013 Annual Meeting of Stockholders to be held on Tuesday, August 13, 2013 and at any adjournment or postponement thereof.
This proxy will be voted as directed, or if no direction is indicated, the proxy holders will vote the shares represented by this proxy "FOR" each of the persons nominated for election as directors as described in Proposal 1, "FOR" Proposals 2, 3 and 4 and in the discretion of the proxy holders on any other matter that may properly come before the meeting.

The Board of Directors recommends you vote FOR the following:

1.    Election of the following Directors:
☐    FOR ALL NOMINEES
☐    WITHHOLD AUTHORITY FOR ALL NOMINEES
☐    FOR ALL EXCEPT (see instructions below)

Nominees:
01 Bryan K. Bedford
02 Lawrence J. Cohen
03 Neal S. Cohen
04 Douglas J. Lambert
05 Mark L. Plaumann
06 Richard P. Schifter
07 David N. Siegel

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below:
______________________________
The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

2.    Advisory (non-binding) vote to approve named executive officer compensation:
☐    FOR
☐    AGAINST
☐    ABSTAIN
3.    Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for 2013:
☐    FOR
☐    AGAINST
☐    ABSTAIN

4.    Approval of the amendment and restatement of the Republic Airways Holdings Inc. 2007 Equity Incentive Plan:
☐    FOR
☐    AGAINST
☐    ABSTAIN

NOTE: The proxy holders will be authorized to vote in their discretion on such other business as may properly come before the meeting or any adjournment thereof.

Signature of Stockholder	Date
Signature of Stockholder	Date

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.